UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SENTINEL GROUP FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sentinel Group Funds, Inc.

Sentinel Balanced Fund

Sentinel Common Stock Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel International Equity Fund

Sentinel Low Duration Bond Fund

Sentinel Mid Cap Fund

Sentinel Multi-Asset Income Fund

Sentinel Small Company Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Sustainable Mid Cap Opportunities Fund

Sentinel Total Return Bond Fund

One National Life Drive

Montpelier, VT 05604

[Date]

Dear Shareholder:

I am writing to inform you of the upcoming SPECIAL MEETING of SHAREHOLDERS (the “Meeting”) of Sentinel Group Funds, Inc. (the “Corporation”, and the series of which are referred to as the “Funds”) to be held at One National Life Drive, Montpelier, VT 05604 on March 2, 2015 at 10:00 a.m., Eastern Time.  At the Meeting, you will be asked to vote on important proposals (each, a “Proposal”) affecting each of the above-named Funds.  In addition to electing four Directors to the Board of Directors of the Corporation (the “Board”), you will be asked to remove or amend several fundamental investment policies of the Funds that Sentinel Asset Management, Inc., the Funds’ investment Adviser (“Sentinel”, or the “Adviser”) and the Board of Directors believe are outdated and unnecessary.  Also, you will be asked to change the investment objective of each of the Funds from a fundamental investment policy to a non-fundamental investment policy, and to approve changes to the advisory fee schedule for certain of the Funds.  As discussed in the Proxy Statement accompanying this letter, Sentinel and the Board of Directors believe that these proposals are in the Funds’ and your best interest.

To help identify the specific issues that affect your Fund, please refer to the “Summary” section in the proxy statement.  Please review and consider each of the Proposals carefully.

The Board of Directors has reviewed and approved these Proposals and believes them to be in the best interests of the Corporation and its shareholders. Accordingly, the Board recommends that you vote in favor of each Proposal.  Whether or not you plan to attend the Meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided or authorize a proxy vote by toll-free telephone or through the Internet according to the instructions on your proxy card.

Please read this information carefully and call us at [1-800-282-3863] if you have any questions.  Your vote is important to us, no matter how many shares you own.

Sincerely,

Thomas H. MacLeay

Chairman

FREQUENTLY ASKED QUESTIONS

Q.            Why am I being asked to vote?

A.            You are, or were as of the record date [December 22, 2014], a shareholder in one or more of the Sentinel Funds listed above (each a “Fund”, and collectively, the “Funds”).  Each of the Proposals requires the approval of shareholders of the applicable Fund for such Proposals to be effective with respect to that Fund.  The Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”) has approved Proposals 1 through 3, below, and recommends that you vote “FOR” each of them.

Q.            On what am I being asked to vote at the upcoming annual shareholder meeting on March 2, 2015 (the “Meeting”)?

A.            You are being asked to vote on proposals to:

1.              Elect four board members to the Board of Directors of the Corporation.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires that at least two-thirds of an investment company’s board members have been elected by its shareholders before the board may fill a vacancy.  The Corporation currently is at its minimum two-thirds requirement and needs the approval of shareholders to add new board members.

2.              Approve updates to certain fundamental investment policies of the Funds, eliminate certain other fundamental investment policies that are not required by law or are more restrictive than the law requires and change the classification of each Fund’s investment objective from a fundamental policy to a non-fundamental policy.  These changes are intended to modernize the Funds’ fundamental investment policies, provide the Funds flexibility to respond to changing market conditions and to simplify compliance monitoring.  The proposed updates to the Funds’ fundamental investment policies are not expected to result in any material changes to the risk profile of the Funds or in the way the majority of the Funds are managed at this time, although certain Funds are expected to take advantage of certain of these changes if they are approved.  These proposed changes are discussed under “Proposal 2” in the Proxy Statement, including under the various sub-Proposals.

3.              Approve amendments to the advisory agreement between the Corporation and Sentinel Asset Management, Inc. (“Sentinel”, or the “Adviser”) with respect to certain of the Funds, which is anticipated to result in a decrease in the advisory fees to be paid by those Funds to the Adviser.  These proposed amendments are discussed in more detail under “Proposal 3” in the Proxy Statement.

Q.            Has the Board approved these Proposals?

A.            The Board has approved each Proposal and recommends that you vote “FOR” each Proposal.

Q.            Why is the Board asking for approval regarding the Funds’ fundamental investment policies?

A.            The Board is recommending the removal or amendment of many of the Funds’ fundamental investment policies because they are outdated and unnecessarily restrictive. The Board believes this is in the best interest of the Funds and you as it allows management the discretion to respond appropriately to market conditions.

Q:           What is the effect of changing a Fund’s investment objective from fundamental to non-fundamental?

A.            As a non-fundamental investment objective, a Fund’s investment objective would be able to be changed by the Board of Directors of the Corporation upon 30 days’ notice to the Fund’s shareholders. The proposed change would provide the Funds’ Board with the flexibility to change the investment objective of each Fund without a shareholder vote in order to avoid the potential future cost of solicitation and to conform to the other Funds’ policies and current industry practice.

Q:           What changes are being proposed to the advisory fee schedule for the Government Securities and Low Duration Bond Funds?

A.            Currently, the advisory fee schedule applicable to each of the Government Securities Fund and the Low Duration Bond Fund is based on the aggregated assets of those two Funds.  It is proposed that the advisory fee schedule for each of these Funds be based solely on the assets of the applicable Fund, and that a new advisory fee schedule apply to each of these two Funds.  Disaggregating the assets of the two Funds and applying the new proposed fee schedule is expected to result in a lower effective advisory fee for each of the Government Securities Fund and the Low Duration Bond Fund based on current asset levels.  As of November 30, 2014, based on the asset levels at that time, the effective advisory fee rate for both Funds was 0.47%.  At those same asset levels, the effective advisory fee rate under the proposed advisory fee schedules would have been 0.45% for the Government Securities Fund and 0.43% for the Low Duration Bond Fund.

Q.            What happens if shareholders do not approve a Proposal?

A.            Under Proposal 1, the four nominees with the most votes will be elected to the Board of Directors. Therefore, we anticipate that all nominees will be elected.  If a Proposal relating to a Fund’s investment objective or fundamental investment policy is not approved by shareholders, Sentinel will continue to manage such Fund consistently with the existing investment objective or fundamental investment policy, as applicable.  If a Proposal relating to an advisory agreement is not approved by shareholders of an applicable Fund, the applicable existing advisory agreement will continue in effect with respect to that Fund.

Q.            I don’t own very many shares.  Why should I bother to vote?

A.            Your vote makes a difference.  If numerous shareholders just like you fail to vote, we may not receive sufficient votes to hold the Meeting or approve the Proposals.

Q.            Who is entitled to vote?

A.            Any person who owned shares of Sentinel Group Funds, Inc. on the record date, which was the close of business on the New York Stock Exchange on December 22, 2014 (the “Record Date”), is entitled to vote on the applicable Proposals - even if that person later sells the shares.  You may cast one vote for each dollar of net asset value per share you owned on the Record Date, with fractional dollar amounts entitled to a proportional fractional vote.

Q.            How can I vote?

A.            Please refer to the enclosed proxy card for information on authorizing a proxy and submitting voting instructions by telephone, Internet or mail.  You may also vote by attending and submitting a ballot at the Meeting.

Q.            Who do I contact for more information?

A.            You can contact your financial adviser for further information.  You may also contact the Funds at (800) 282-3863.  You may also visit our website at www.sentinelinvestments.com where you can send us an email message by selecting “Contact Sentinel.”

Sentinel Group Funds, Inc. (the “Corporation”)

A Maryland Corporation

Sentinel Balanced Fund

Sentinel Common Stock Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel International Equity Fund

Sentinel Low Duration Bond Fund

Sentinel Mid Cap Fund

Sentinel Multi-Asset Income Fund Sentinel Small Company Fund Sentinel Sustainable Core Opportunities Fund Sentinel Sustainable Mid Cap Opportunities Fund Sentinel Total Return Bond Fund

(each a “Fund” and collectively, the “Funds”)

One National Life Drive

Montpelier, VT 05604

Notice of Special Meeting of Shareholders to be held on March 2, 2015

Notice is hereby given that the Corporation will hold a special meeting of shareholders (the “Meeting”) of the Funds listed above on March 2, 2015, beginning at 10:00 a.m. Eastern Time at One National Life Drive, Montpelier, VT 05604.  At the Meeting, shareholders will be asked to consider and vote upon the Proposals set forth below, as more fully described in the attached Proxy Statement, and to transact such other business as may be properly brought before the Meeting:

PROPOSAL 1:                           Elect four Directors to the Board of Directors of the Corporation, each for an indefinite term and until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

PROPOSAL 2:                           Update, standardize, and eliminate fundamental investment policies, including:

(A-G) Updating and standardizing the following fundamental policies:

(A)       Borrowing money

(B)       Purchasing and selling real estate

(C)       Underwriting securities of other issuers

(D)       Making loans

(E)        Concentrating investments in a single industry

(F)         Issuing senior securities

(G)       Purchasing and selling commodities or commodity contracts

(H)  Eliminating outdated fundamental investment policies not required by law

(I)  Changing investment objectives from fundamental investment policies to non-fundamental investment policies

PROPOSAL 3:                           Amend the advisory agreement between Sentinel Group Funds, Inc. and the Adviser to disaggregate the assets of the Government Securities and Low Duration Bond Funds for purposes of determining the advisory fee; and implement a new advisory fee schedule.

Proposal 1 will be voted on by all shareholders of the Corporation voting together as one class, which includes all shareholders of all Funds.  The other proposals will be voted on only by shareholders of the affected Funds, and solely with respect to their Fund.  The Proxy Statement includes a detailed list of those items on which shareholders of each Fund are being asked to vote.

Only shareholders of the Funds at the close of business on the New York Stock Exchange on December 22, 2014 are entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement of the Meeting.

2

Your Vote Is Important.

Please Authorize Your Proxy By Telephone Or Internet Or

Complete, Sign, Date And Return Your Proxy Card.

As A Shareholder Of One or More Funds, You Are Asked To Attend The Meeting Either In Person Or By Proxy.  We Urge You To Vote By Proxy.  Your Prompt Authorization Of A Proxy Will Help Assure A Quorum At The Meeting And Avoid Additional Expenses Associated With Further Solicitation.  Authorizing A Proxy Will Not Prevent You From Voting Your Shares In Person At The Meeting.  You May Revoke Your Proxy Before It Is Exercised By Submitting To The Secretary of Sentinel Group Funds, Inc. A Written Notice of Revocation Or A Subsequently Signed Proxy Card, Or By Attending The Meeting And Voting In Person.  A Prior Proxy Can Also Be Revoked By Authorizing A Subsequent Proxy By Telephone Or Through The Internet.

By Order of the Board of Directors,

Lisa Muller

Secretary

Montpelier, Vermont

December xx, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 2, 2015: This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at [www.sentinelinvestments.com/xxxxx].

Sentinel Group Funds, Inc. (the “Corporation”)

Sentinel Balanced Fund

Sentinel Common Stock Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel International Equity Fund

Sentinel Low Duration Bond Fund

Sentinel Mid Cap Fund

Sentinel Multi-Asset Income Fund Sentinel Small Company Fund Sentinel Sustainable Core Opportunities Fund Sentinel Sustainable Mid Cap Opportunities Fund Sentinel Total Return Bond Fund

(each a “Fund” and collectively, the “Funds”)

One National Life Drive

Montpelier, VT 05604

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

March 2, 2015

It is expected that the Proxy Statement, Notice of Internet Availability and the accompanying materials will be mailed to shareholders on or about January 12, 2015.

This Proxy Statement is furnished by the Board of Directors (the “Board”, the members of which are referred to as “Directors”) of Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”), in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held on March 2, 2015 at 10:00 a.m., Eastern Time, or at any adjournment or postponement of the Meeting, at One National Life Drive, Montpelier, VT 05604.  The Corporation is registered as an open-end management investment company, under the Investment Company Act of 1940 (“1940 Act”) and its shares are registered under the Securities Act of 1933.

The Board has fixed the close of business on December 22, 2014 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”).  You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) with respect to a Fund if you owned shares of that Fund at the close of business on the Record Date.

At a Board meeting held on October 9, 2014, the Board unanimously approved and recommended that you vote “FOR” all the Proposals.

SUMMARY

The table below lists each Proposal described in this proxy statement and identifies shareholders entitled to vote on each Proposal:

Proposal	Record Date Shareholders Entitled To Vote
1. To elect four Directors, each for an indefinite term and until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.	All shareholders of the Corporation (shareholders of each Fund)

2.  Update and standardize the Funds’ fundamental investment policies regarding the following:

•                  Borrowing money

•                  Purchasing and selling real estate

•                  Underwriting securities of other issuers

•                  Making loans

•                  Concentrating investments in a single industry

•                  Issuing senior securities

•                  Purchasing or selling commodities or commodity contracts

•                  Eliminating outdated fundamental policies not required by law

•                  Changing the investment objective of each Fund from a fundamental investment policy to a non-fundamental investment policy

Shareholders of each affected Fund with respect to their Fund

3. Amend the advisory fee schedule for the Government Securities Fund and the Low Duration Bond Funds	Shareholders of the Government Securities Fund and the Low Duration Bond Fund, with respect to their Fund

Whether you expect to be personally present at the Meeting or not, we encourage you to authorize a vote by proxy. You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope, you may call the telephone number listed on your proxy card or you may visit the website listed on your proxy card.  By authorizing a vote by proxy, your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted “FOR” the applicable Proposals, and in accordance with the discretion of the persons named as proxies on the enclosed proxy card on such other matters that properly may come before the Meeting.

Any shareholder authorizing a proxy may revoke it before it is exercised at the Meeting by submitting to the Secretary of Sentinel Group Funds, Inc. a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.  A prior proxy can also be revoked by submitting a subsequent proxy authorization through the web site or telephone number listed on your proxy card.  If not so revoked, the shares represented by the proxy will be voted at the Meeting and at any adjournments or postponements of the Meeting.  Attendance by a shareholder at the Meeting does not in itself revoke a proxy.

The solicitation of proxies will be largely by mail, but may include telephone, facsimile, telegraph, Internet or oral communication by certain officers and employees of Sentinel Asset Management, Inc. (“Sentinel”, or the “Adviser”) or an affiliate, who will not be paid for these services, and/or by [insert name of proxy service] a professional proxy solicitor.  The expenses of the Meeting, including the cost of the proxy solicitor are described below.  Brokers and other nominees may also be reimbursed for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.

Upon request, each Fund will furnish to its shareholders, without charge, a copy of its most recent Annual Report and Semi-Annual Report.  Requests should be directed to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at 1-800-282-3863.

TABLE OF CONTENTS

VOTING INFORMATION
PROPOSAL 1: TO ELECT FOUR INDIVIDUALS TO THE BOARD OF DIRECTORS	2
PROPOSAL 2: TO APPROVE UPDATES TO THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES (THIS PROPOSAL INVOLVES SUB-PROPOSALS 2A – 2I)	11
Proposal 2A: To amend each Fund’s fundamental policy with respect to borrowing money	13
Proposal 2B: To amend each Fund’s fundamental policy with respect to purchasing or selling real estate	15
Proposal 2C: To amend each Fund’s fundamental policy with respect to underwriting securities of other issuers	16
Proposal 2D: To amend each Fund’s fundamental policy with respect to making loans	17
Proposal 2E: To amend each Fund’s fundamental policy with respect to concentrating investments in a particular industry	18
Proposal 2F: To adopt a fundamental policy with respect to the issuance of senior securities	19
Proposal 2G: To adopt a fundamental policy with respect to the purchase and sale of commodities and commodity contracts	20
Proposal 2H: To eliminate outdated fundamental policies not required by law (all Funds unless otherwise indicated)	21
Proposal 2I: To change each Fund’s investment objective from a fundamental policy to a non-fundamental policy (All Funds other than the Total Return Bond Fund)	25
Proposal 3: To approve an amendment to the advisory agreement between Sentinel Group Funds, Inc. and Sentinel Asset Management, Inc. as it relates to the Government Securities and Low Duration Bond Funds (Government Securities and Low Duration Bond Funds only)	28
OTHER MATTERS	40
ADDITIONAL INFORMATION	40
Record Date and Shares Outstanding	43
SERVICE PROVIDERS	45
FINANCIAL STATEMENTS	46
Exhibit A-Advisory Agreement & Form of Amendments	D-1
Appendix A	D-7
Appendix B- Governance Committee Charter	D-12

VOTING INFORMATION

Shareholders are being asked to elect directors to the Corporation’s Board of Directors (Proposal 1), to change certain of the Funds’ fundamental investment policies (Proposal 2) and to approve changes to the advisory fee schedule for certain of the Funds (Proposal 3).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), both changes to a Fund’s “fundamental” investment policies and material changes to an investment advisory agreement may be made only with shareholder approval.

With regard to Proposal 1, shareholders of each Fund will vote collectively as a single class on the election of each nominee to the Board of Directors.  The election of each nominee to the Board of Directors must be approved by a plurality of the votes cast at the Meeting at which a quorum is present.

With regard to Proposals 2 and 3, including each sub-Proposal, if a sub-Proposal is approved by shareholders of one Fund and disapproved by shareholders of another Fund, the sub-Proposal may be implemented for the Fund that approved the sub-Proposal but will not be implemented for any Fund that did not approve the sub-Proposal.  Each such Proposal, including each sub-Proposal, requires the affirmative vote of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act) for the Proposal to pass with respect to that Fund, which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

This Proxy Statement should be kept for future reference. The most recent Annual Report and Semi-Annual Report of the Funds, including financial statements, have been mailed previously to shareholders. If you would like to receive an additional copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit the Funds’ web site at www.sentinelinvestments.com, contact the Funds at [           ], or call [                ].  Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1:   TO ELECT FOUR INDIVIDUALS TO THE BOARD OF DIRECTORS

Shareholders of the Corporation are being asked to elect four nominees, Mehran Assadi, Thomas H. Brownell, Gary Dunton and John Pelletier (each a “Nominee”, and together, the “Nominees”), to the Board of Directors (the “Board”) of the Corporation.

Each of Mr. Assadi and Mr. Brownell were nominated for election to the Board by the members of the Board of Directors who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (referred to hereafter as the “Independent Directors”).

Two of the Nominees, Mr. Dunton and Mr. Pelletier, are incumbent Directors, each having been appointed to the Board effective January 1, 2013 by the Independent Directors.  The Corporation’s Board currently consists of seven Directors, including Messrs. Dunton and Pelletier.  The other five incumbent Directors have been previously elected by shareholders, and shareholders are not being asked to elect these five individuals to the Board at this time.  If all the Nominees are elected, the Board will consist of nine Directors, although one incumbent Director has indicated his intention to resign from the Board after the Meeting.

The 1940 Act requires at least two-thirds of the Directors to have been elected by shareholders before the Board can appoint any new Directors. As a result, to serve as Directors, Messrs. Assadi and Brownell must be elected by shareholders to satisfy that requirement.  To facilitate future compliance with that requirement, the Board of Directors now also proposes to have shareholders elect Mr. Dunton and Mr. Pelletier to their current positions.

At a meeting held on October 9, 2014, the Independent Directors nominated Mr. Assadi, Mr. Brownell, Mr. Dunton and Mr. Pelletier for election by shareholders to the Board of Directors.  The Board approved the nominations.  Mr. Dunton and Mr. Pelletier are considered Independent Directors.  Mr. Assadi, the president and chief executive officer of National Life Holding Company and National Life Insurance Company (“National Life”), the parent company of the Adviser, and Mr. Brownell, the president and chief executive officer of the Adviser, will be considered interested Directors (“Interested Directors”).  Even if shareholders do not elect Mr. Dunton and Mr. Pelletier, each will continue to serve in their current capacity pursuant to their appointment to the Board.  If elected, Mr. Assadi and Mr. Brownell will assume office on or about March 11, 2015, or as soon as practicable after the Meeting.  One of the incumbent Interested Directors, Thomas H. MacLeay, Chairman of the Board of Directors of the Corporation, has expressed his intention to resign from the Board after the Meeting.  In the event of Mr. MacLeay’s resignation, if all Nominees are elected, the Board will consist of eight Directors.  Following a resignation by Mr. MacLeay, the Independent Directors will select a Chairman of the Board from among all of the Directors.

Descriptions of the backgrounds of each of the Nominees are found below.

None of the Nominees is related to any other Nominee.  Each Nominee will be elected to serve until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

The Board knows of no reason why any of the Nominees will be unable to serve and each of the Nominees has indicated a willingness to serve or to continue to serve as a Director if elected; however, should any Nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend.  However, management has no reason to believe that any Nominee will be unavailable for election.  The Board of Directors recommends that you vote in favor of the election of each Nominee.

Shares represented by duly executed and timely proxies will be voted as instructed on the proxy.  If no instructions are given, the proxy will be voted “FOR” the election of Mehran Assadi, Thomas H. Brownell, Gary Dunton and John Pelletier.

The Board of Directors Generally

The Board of Directors of the Corporation is responsible for the management of the business and affairs of the Funds in accordance with the laws of the State of Maryland and the 1940 Act.  During the fiscal year ended November 30, 2014, the Board of Directors held five meetings.  The Board currently consists of seven Directors, six of whom are Independent Directors.  The Board has two standing committees: the Audit, Compliance and Valuation Committee (the “Audit Committee”) and the Governance, Contracts and Nominating Committee (the “Governance Committee”).  Each of the Audit and Governance Committees is comprised of all of the Independent Directors.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Director. The information provided below is not all-inclusive.  Many Director attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Director’s qualifications, but that the collective experiences of the Nominees makes each highly qualified.

The Board believes each Nominee possesses experiences, qualifications and skills valuable to the Funds.  Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

Incumbent Independent Director Nominees

Mr. Dunton has served as an Independent Director since January 1, 2013. He is self-employed as a consultant in the insurance industry. Prior to 2008, Mr. Dunton held various leadership positions with MBIA, Inc., a specialized financial services company, including chief operating officer, and most recently, chairman, president and CEO. Mr. Dunton has also held leadership positions with USF&G Insurance Company and AETNA Life & Casualty Company. Mr. Dunton has a B.S. degree in business administration from Northeastern University, and an MBA from the Harvard Graduate School of Business.  Through his significant experience in the financial services industry, Mr. Dunton offers the Board his leadership and analytical skills, and experience in asset management. He holds the Chartered Financial Analyst designation. Mr. Dunton is a designated “audit committee financial expert”.

Mr. Pelletier has served as an Independent Director of the Corporation since January 1, 2013. Since 2010, Mr. Pelletier has been the Director of the Center for Financial Literacy at Champlain College in Burlington, Vermont, and is the principal of Sterling Valley Consulting LLC, a consulting firm he founded in 2009.  Mr. Pelletier received a B.A. degree from Assumption College, and is an attorney by training, having received his J.D. from Duke University.  Prior to 2009, Mr. Pelletier held leadership positions in the asset management firms Natixis Global Associates (chief operating officer, and prior to that, chief legal officer) and Eaton Vance Corporation (chief legal officer). Mr. Pelletier brings to the Board his considerable knowledge of the mutual fund industry and his knowledge of Board governance matters. Mr. Pelletier is a designated “audit committee financial expert”.

New Director Nominees

Mr. Assadi has been president and chief executive officer of National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) since 2009.  Mr. Assadi has held other leadership positions at National Life Holding Company and National Life since 2003, and, prior to 2003, held various senior positions at other insurance companies.  Mr. Assadi received a B.S. in Business from Towson University, and has a Masters degree in Management Information Systems from the University of Baltimore.  The Directors believe Mr. Assadi is suitable to serve as Director because of his experience in the financial services industry and his participation in management.

Mr. Brownell has been president and chief executive officer of the Adviser since 2013, and chief investment officer (“CIO”) of National Life since 2005.  Since joining National Life in 1992, Mr. Brownell has held a number of positions within what was formerly National Life Investment Management Company and later became the Adviser.  Mr. Brownell held a number of positions within National Life prior to being named chief investment officer, including corporate bond portfolio manager and head of the fixed income group.  As CIO, Brownell is responsible for setting the investment strategy and asset allocations for National Life Group’s investment portfolios. Before joining National Life, Mr. Brownell was an associate in GE Capital’s Corporate Finance Group in Stamford, Connecticut.  He earned his CFA designation in 1994, his undergraduate degree at Bowdoin College, and an MBA from Babson Graduate School of Management.  The Directors believe Mr. Brownell is suitable to serve as Director because of his significant experience in the asset management business, and his day-to-day working knowledge of the Corporation, the Adviser and the performance of the Funds.

Additional information about Messrs. Assadi, Brownell, Dunton and Pelletier is set forth in the following table:

Name, Address, Age	Position Held with the Corporation and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships During Past Five Years
Mehran Assadi (55) National Life Drive Montpelier, VT 05604	N/A

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) — President and Chief Executive Officer, since 2009; President — Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009

Sentinel Variable Products Trust (5 portfolios)

Thomas H. Brownell (53) National Life Drive Montpelier, VT 05604	President and Chief Executive Officer, since 2013

National Life — Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Adviser”) — President and Chief Executive Officer, since 2013; Sentinel Financial Services, Inc. — President and Chief Executive Officer, since 2013; Sentinel Administrative Services, Inc. (“SASI”) — President and Chief Executive Officer, since 2013; SVPT — President, since 2013

N/A

Gary Dunton (58) National Life Drive Montpelier, VT 05604	Director, since 2013	Dunton Consulting (an insurance industry consulting firm) — Principal, since 2008; MBIA, Inc. — Chairman, President and Chief Executive Officer, from 2004 to 2008	None

John Pelletier (50) National Life Drive Montpelier, VT 05604	Director, since 2013

Center for Financial Literacy at Champlain College — Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) — Principal, since 2009; Eaton Vance Corporation — Chief Legal Officer, from 2007 to 2008; Natixis Global Associates — Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004

None

Incumbent Interested Director and Officers

The following table provides information regarding the Interested Director and the officers of the Corporation not included in the above table:

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships During Past Five Years
Thomas H. MacLeay (64) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life — Chairman of the Board, since 2002; President and Chief Executive Officer, from 2002 to 2008; NLV Financial Corporation — Chairman, since 2002; President and Chief Executive Officer, from 2002 to 2008; Sentinel Variable Products Trust (“SVPT”) — Chairman, from 2004 to 2008; Chief Executive Officer, from 2004 to 2005

None

Philip G. Partridge (38) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2014	SFSI- Vice President and Director- Strategic Analysis since 2006; SFSC - Vice President and Director- Strategic Analysis and Assistant Treasurer since 2006	N/A

Thomas P. Malone (57) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI— Vice President, since 2006; SVPT — Vice President and Treasurer, since 2000; SASC — Vice President, from 1998 to 2006	N/A

John K. Landy (54) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI — Senior Vice President, since 2006; SVPT — Vice President, since 2004; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships During Past Five Years
Scott G. Wheeler (48) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998	SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; SVPT — Assistant Vice President and Assistant Treasurer, since 2004; SASC — Assistant Vice President, from 1998 to 2006	N/A

Lisa F. Muller (47) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life — Counsel, since 2008; SVPT — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A

Lindsay E. Staples (33) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; SVPT — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, from 2004 to 2006

N/A

D. Russell Morgan (59) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005

Adviser; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; SVPT — Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Adviser, SASC, Sentinel Financial Services Company — Counsel, from 1993 to 2005

N/A

Incumbent Independent Directors

The following table provides information regarding the incumbent Independent Directors who are not Nominees:

Name, Address, Age	Position and Length of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships During the Past Five Years
Deborah G. Miller (64) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts & Nominating Committee Chair, from 2009 to 2011	Enterprise Catalyst Group (a management consulting firm) — Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007	Libby Glass — Director, since 2003; Wittenberg University — Director, since 1998

John Raisian, Ph.D. (64) National Life Drive Montpelier, VT 05604	Director, since 1996; Lead Independent Director, since 2013	Hoover Institution at Stanford University — Director and Senior Fellow, since 1986	None

Richard H. Showalter (66) National Life Drive Montpelier, VT 05604	Director, since 2003; Audit, Compliance & Valuation Committee Chair, since 2012; Lead Independent Director, from 2005 to 2012

Dartmouth-Hitchcock — Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center — Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance — Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital -Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007

None

Angela E. Vallot (57) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts & Nominating Committee Chair, since 2013 and from 2004 to 2009

VallotKarp Consulting (a diversity and inclusion consulting firm) — President, since 2004; Colgate-Palmolive Company (a consumer products company) — Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) — Director of Diversity, from 1997 to 2001

None

Share Ownership

Information relating to each Director’s share ownership in the Funds as of [date] is set forth in the chart below. The dollar ranges are as follows:

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	over $100,000

For purposes of the chart below, the Funds are designated as follows

BL	-	Balanced Fund	GS	-	Government Securities Fund
			IE	-	International Equity Fund
CM	-	Multi-Asset Income Fund	MC	-	Mid Cap Fund
CO	-	Sustainable Core Opportunities Fund	Mo	-	Sustainable Mid Cap Opportunities Fund
CS	-	Common Stock Fund	SC	-	Small Company Fund
GE	-	Georgia Municipal Bond Fund	SM	-	Low Duration Bond Fund
			TR	-	Total Return Bond Fund

Name	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Funds

Interested Nominees:

Mehran Assadi

Thomas Brownell

Independent Incumbent Nominees:

Gary Dunton(2)

John Pelletier

Interested Incumbent Directors:

Thomas H. MacLeay(1)

Independent Incumbent Directors:

Deborah G. Miller(2)

John Raisian(2)

Richard H. Showalter, Jr(2)

Angela E. Vallot(2)

(1) Mr. MacLeay had indirect ownership positions in the listed Funds through National Life’s 401(k) plan. These positions were included when calculating the dollar ranges shown.

(2) These Directors participate in a deferred compensation plan, under which they can designate the deferred compensation to track the performance of one or more Funds. These allocations are included in the above.

As of the Record Date, the officers and Directors of the Funds, as a group, owned less than 1% of each Fund’s outstanding shares.

Director Compensation

Other than the Chief Compliance Officer, the officers and Directors of the Corporation who are employees of National Life Insurance Company, an affiliate of the Adviser, or its subsidiaries do not receive any compensation from the Funds.  Effective January 2014, each Director who is not an affiliate of the Adviser is paid an annual fee of $86,000.  Each of the Lead Independent Director, the Chair of the Audit Committee and the Chair of the Governance Committees are paid an additional annual fee of $8,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Corporation during the fiscal year ended November 30, 2013 to the officers and Directors as a group was $1,165,484.  This amount includes payments to and in respect of a Director who, as of March 8, 2013, no longer served as a Director of the Corporation.

The following table sets forth information regarding compensation paid by the Corporation to the Independent Directors and the Chief Compliance Officer for the fiscal year ended November 30, 2013:

Name	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued as Part of Fund Expense	Total Compensation From Corporation
Gary Dunton(1),(4)	$69,667		$69,667
Deborah G. Miller(1)	$75,750		$75,750
D. Russell Morgan(3)	$145,355	$32,777	$178,132
John Pelletier(4)	$69,667		$69,667
John Raisian(1),(2)	$83,083		$83,083
Richard H. Showalter, Jr(1),(2)	$84,916		$84,916
Angela E. Vallot(1),(2)	$83,083		$83,083

(1) As of November 30, 2013, the total amount of deferred compensation (including interest) payable to or accrued for Mr. Dunton is $68,953, for Ms. Miller is $230,587,, for Mr. Raisian is $79,090, for Mr. Showalter is $592,910, and for Ms. Vallot is $930,182.

(2) Mr. Raisian was Lead Independent Director during the fiscal year ended November 30, 2013, Mr. Showalter was Chair of the Audit Committee and Ms. Vallot was Chair of the Governance Committee.

(3) Mr. Morgan was also reimbursed for certain out-of-pocket business expenses.

(4) Messrs. Dunton and Pelletier became Directors of the Corporation as of January 1, 2013.

Board Leadership Structure

The Chairman of the Board is Thomas H. MacLeay. Mr. MacLeay is an “interested person” of the Corporation because he is Chairman of the Board of Directors of National Life Holding Company, NLV Financial Corporation and National Life Insurance Company, all of which are affiliates of the Adviser. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a professional stake in the quality and continuity of services provided to the Funds. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is the Lead Independent Director. John Raisian serves as the Lead Independent Director and as such (i) acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors and (ii) identifies matters of special interest to be addressed by management when preparing Board meeting agendas.

Mr. MacLeay has advised the Board that he intends to resign as the Chairman of the Board and as a Director following the Meeting.  After Mr. MacLeay’s resignation, the Independent Directors will select a Chairman of the Board from among all of the Directors.

Risk Oversight

The Board’s risk management role for the Funds is one of informed oversight, not active management. The Board has determined that the Corporation’s leadership structure is appropriate because its majority independent composition allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight.

Day-to-day risk management of the Funds is the responsibility of the Adviser. The Funds are subject to a number of risks, including investment/portfolio, valuation, cybersecurity,

operational/enterprise and compliance risks. The Board considers risk management issues at its regular board meetings as part of its general oversight responsibilities through reports of the Adviser’s senior management and senior officers of the Funds that address a variety of risk areas relating to the Funds, including but not limited to investment/portfolio risks, valuation risks, operational/enterprise risks and compliance risks. In addition, the Independent Directors exercise oversight of fund risk through the Audit Committee, which considers risks relating to financial reporting and controls.

With respect to investment/portfolio risk, the Board receives regular written reports from the Funds’ portfolio managers describing and analyzing the investment performance of the Funds. In addition, the Board meets at least annually with the Funds’ portfolio managers to discuss portfolio performance, including investment risk. The Board also meets regularly with the Chief Executive Officer of the Adviser to discuss the Funds’ performance and investment risk.

With respect to valuation risk, the Board receives regular written reports from the Funds’ fund administration and accounting personnel describing the number of securities that were fair valued in a particular portfolio, the reasons for the fair valuation and the process used to arrive at the fair value. The Audit Committee reviews the valuation procedures and pricing results with the Funds’ auditors each year in connection with the review of the results of the audit of each Fund’s year-end financial statements.

Operational/enterprise risks are addressed through regular meetings with and reports from senior officers of the Adviser and the Funds’ primary service providers that cover financial, operational and reputational risks, and personnel matters, among others.

With respect to compliance risk, pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a CCO of the Funds, who is responsible for the implementation and testing of the Funds’ compliance program. The CCO is an active participant in the Funds’ operations. The CCO provides the Board with quarterly reports on compliance matters, including an annual written report summarizing his review and assessment of the adequacy of the Funds’ compliance program and of the compliance programs of the Funds’ service providers. In addition, the CCO provides the Board with a written compliance risk identification and assessment report annually.

The Board appoints the officers of the Corporation, who run the day-to-day operations of the Funds under the Board’s supervision. The Adviser, under agreements with the Corporation, supervises and assists in the management of the Funds and the purchase and sale of securities.

Board Committees

The Audit Committee reviews reports by management and the Funds’ independent auditor relating to the integrity of the Funds’ financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds’ independent auditor; oversees the quality, clarity and objectivity of the Funds’ financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Funds (the “CCO”), and monitors the performance by the CCO of the CCO’s responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended November 30, 2014, the Audit Committee held six meetings.

With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, Director compensation and Director self-assessment. With respect to nominations of Directors, the Governance Committee reviews the composition of the Board, considers nominations for membership on the Board and evaluates candidates’ qualifications for Board membership and their independence from the Funds’ investment advisers and other principal service providers.

When considering nominations, the Governance Committee may consider referrals from a variety of sources, including current Directors, management of the Funds, the Corporation’s legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, the specific financial, technical or other expertise possessed by the person and the person’s reputation for high ethical standards and personal and professional integrity. Independent Director nominee recommendations from shareholders should be sent to the Secretary of the Corporation.  With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds. The Governance Committee also coordinates the annual review process of the Funds’ CCO. The Governance Committee held four meetings during the fiscal year ended November 30, 2014.  The written charter of the Governance Committee is attached as Appendix B.

Required Vote

The election of a Director requires a plurality vote of votes cast in person or by proxy at the Meeting, provided a quorum is present.  The presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum.  This means the four Nominees with the most votes will be elected.  Therefore, we anticipate that all Nominees will be elected if a quorum is present.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies “FOR” all the nominees. Shareholders may vote “FOR” or “WITHHOLD” their vote for the nominees. If you return your proxy card and give no voting instructions, your shares will be voted “FOR” all of the nominees.  “WITHHOLD” votes are counted as present for purposes of determining quorum.

PROPOSAL 2:  TO APPROVE UPDATES TO THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES (THIS PROPOSAL INVOLVES SUB-PROPOSALS 2A — 2I)

INTRODUCTION TO PROPOSAL 2

The Funds are subject to a number of fundamental investment policies that: (1) are more restrictive than those required under present law; (2) are no longer required by present law; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. In some cases, current fundamental investment policies merely restate present law, but do not accommodate future changes, if any, in the law.  Under the 1940 Act, “fundamental” investment policies may be changed or eliminated only if shareholders approve such action.  The Board of the Corporation is recommending that shareholders approve the amendment, establishment or elimination of certain of each Fund’s fundamental investment policies principally to update the investment restrictions that are more restrictive than is required under current applicable law and to eliminate fundamental restrictions that are no longer required under federal securities laws.  In general, the proposed policies would: (a) simplify, modernize and standardize the fundamental investment policies that are required to be stated by the Funds under the 1940 Act; and (b) eliminate those fundamental investment policies that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission (the “SEC”) or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”).  Modifying or eliminating existing fundamental investment policies will not permit a Fund to operate in contravention of applicable law, and each Fund will remain subject to the 1940 Act, rules and regulations thereunder, and other applicable law.  In addition, each Fund must disclose its investment objective and provide information about its investment strategies in its prospectus and statement of additional information.

Since the creation of many of the Funds, certain legal and regulatory requirements applicable to investment companies have changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies registered under the 1940 Act.

As a result, the Funds currently are subject to certain fundamental investment policies that are either more restrictive than is required under current law, or no longer required at all.

The Board believes that there are several advantages to revising the Funds’ fundamental investment policies at this time. First, the Board and Sentinel believe that Sentinel’s ability to manage the Funds’ assets in a changing investment environment will be enhanced because the Funds will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking only Board approval when necessary to revise certain investment restrictions.  The revised policies will be consistent with the bounds of prudence and safety established by law and will enhance Sentinel’s ability to manage the Funds’ assets efficiently and effectively in changing regulatory and market environments.  This flexibility will enable the Funds to respond quickly to changing business conditions and to react to regulatory changes such as amendments to the 1940 Act or new rules, interpretations, and exemptions implemented by the SEC and other agencies.  Second, the standardized fundamental investment policies, if adopted by all Funds, are expected to make oversight and compliance more efficient.  Finally, by reducing the total number of investment policies that can be changed only by a shareholder vote and having policies that allow for more flexibility, the Board and Sentinel believe that the Funds will be able to avoid the future expense of holding shareholder meetings to address fundamental investment policies that have become outdated or inappropriate.

The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have fundamental investment policies.  The proposed standardized investment policies will not affect the Funds’ investment objectives or their principal investment strategies (excepting changes contemplated in other Proposals in this Proxy Statement).  Although the proposed amendments are expected to give the Funds greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in any of the Funds, nor does the Board anticipate that the proposed changes in the fundamental investment policies will materially change the manner in which any Fund is currently managed or operated (except as discussed in this Proxy Statement (see, for example, the discussion below regarding potential strategy changes for the Government Securities and Low Duration Bond Funds), or contemplated in other Proposals in this Proxy Statement).  However, the Board, typically upon the recommendation of Sentinel, may change or modify the way a Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment policies.  If the Board in the future modifies materially the way a Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosure to shareholders, including amending its prospectus and statement of additional information, as appropriate.

The proposed standardized fundamental investment policies are generally written with reference to the 1940 Act, the rules and regulations thereunder and other applicable law, rather than explicitly stating standards currently in effect.  These formulations are intended to allow each Fund’s fundamental investment policies to adjust if there are changes in the applicable law without requiring a further shareholder vote.

The changes fall into three broad categories.  First, uniform policies required by law will be adopted, standardizing the policies across all of the Sentinel Funds.  Second, existing fundamental policies that are outdated and not required by law will be eliminated.  Finally, each Fund’s investment objective will be changed from a fundamental policy to a non-fundamental policy, meaning that it can be changed by the Board of Directors with notice to shareholders.

Proposal 2A:  To amend each Fund’s fundamental policy with respect to borrowing money

The Board recommends that shareholders of each Fund vote to amend the Fund’s fundamental investment policy with respect to borrowing money.

Applicable Fund	Current Fundamental Policy	Proposed New Fundamental Policy
All Funds	The Fund may not borrow except from banks in an amount up to 5% of the Fund’s total assets for temporary or emergency purposes or to meet	Pursuant to the Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or

redemption requests that might otherwise require untimely disposition of securities.	interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: borrow money.

The 1940 Act imposes certain limitations on the borrowing activities of mutual funds.  These limitations protect shareholders in two ways:  First, when a fund borrows money, its assets potentially become subject to the claims of the lender. These claims may have priority over the claims of shareholders if all of the fund’s assets are liquidated or redeemed. Second, funds may use borrowed money to leverage the fund’s portfolio, amplifying its gains or losses.  Limits on borrowing constrain leverage.

The current limitations on borrowing are more restrictive than those imposed by law.  The proposed investment policy would prohibit borrowing money, except to the extent permitted by the 1940 Act or other successor law, or any rule, exemption or interpretation thereunder issued by an appropriate authority.

Under the 1940 Act, a mutual fund may borrow money from banks for any purpose in an amount up to 1/3 of the fund’s total assets.  For purposes of this calculation, the fund’s total assets include the amounts being borrowed.  Also, under the 1940 Act, a fund is required to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be a borrowing unless a fund takes steps to segregate or earmark liquid assets or otherwise cover its obligations.

In making their recommendation to the shareholders of each Fund to amend this policy, the Board believes it is in the best interests of the shareholders of each Fund that the Fund’s current fundamental policy regarding borrowing become a non-fundamental policy that can be changed by the Board.  That is, if the fundamental policy is amended as proposed, each Fund will be subject to a non-fundamental policy that its borrowings be limited to borrowings from banks in an amount up to 5% of its total assets for temporary or emergency purposes or to redemption requests that might otherwise require the untimely disposition of securities.

The Funds do not intend to change their practices with respect to borrowing money as a result of the modification of the policy.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2A

Proposal 2B:  To amend each Fund’s fundamental policy with respect to purchasing or selling real estate

The Board recommends that shareholders of each Fund vote to amend the Fund’s fundamental investment policy with respect to purchasing or selling real estate.

Applicable Fund	Current Fundamental Policy	Proposed New Fundamental Policy
All Funds

The Fund may not deal in real estate, except that the Fund may, to the extent permitted by applicable law and as disclosed in the Prospectus and Statement of Additional Information, invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

Pursuant to each Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

Under the proposed policy, each Fund is permitted to “purchase, hold and sell real estate as a result of the ownership of securities or other instruments”.  This exception is intended to cover the situation in which a Fund acquires real estate unintentionally, which could result if, for example, a Fund owns shares of a company, such as a real estate investment trust (a “REIT”) that liquidates its investments, and a Fund is required to take real estate as part of the liquidation.

The proposed policy specifically mentions REITS and mortgage-related securities, and encompasses instruments that are “linked to” real estate or interests therein.  As a practical matter, this additional language does not change the Funds’ current investment strategies as they relate to purchasing or selling real estate.  Any material change to the management of the Funds in the future will require consideration by the Board and disclosure in the relevant Fund’s prospectus or statement of additional information, as appropriate.

The Funds do not intend to change their approach to investing in real estate in response to the modification of the real estate policy.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2B

Proposal 2C:  To amend each Fund’s fundamental policy with respect to underwriting securities of other issuers

The Board recommends that shareholders of each Fund vote to amend the Fund’s fundamental investment policy with respect to underwriting securities of other issuers.

Applicable Fund	Current Fundamental Policy	Proposed New Fundamental Policy
All Funds

The Fund may not underwrite securities of other issuers, except insofar as the Funds technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities.

Pursuant to each Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

The proposed fundamental policy is more flexible than the current policy in that it clarifies the permissible exceptions to the general prohibition on underwriting securities of other issuers.  The Funds will continue to comply with applicable laws and their investment objectives and policies (except as they may be modified as proposed in this Proxy Statement) following the amendment of this investment policy.  Amending the policy, however, in the manner proposed would provide a clearer policy and may afford the Funds added flexibility in the future to engage in certain investment activities and to respond to legal and regulatory changes without delay and without the expense of holding a shareholder meeting.  Any material change to the management of the Funds in the future will require consideration by the Board and disclosure in the relevant Fund’s prospectus or statement of additional information, as appropriate.

The Funds do not intend to change their approach to underwriting securities in response to the modification of the fundamental policy respect to underwriting securities of other issuers.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2C

Proposal 2D:  To amend each Fund’s fundamental policy with respect to making loans

The Board recommends that shareholders of each Fund vote to amend the Fund’s fundamental investment policy with respect to making loans.

Applicable Fund	Current Fundamental Policy	Proposed New Fundamental Policy
All Funds (except for Total Return Bond Fund)

The Fund may not make loans of cash to other persons; this limitation does not affect the ability of the Fund to enter into repurchase agreements or to acquire debt obligation, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

Pursuant to each Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

Total Return Bond Fund

May not make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements, loans or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

The 1940 Act does not prohibit a Fund from making loans (including lending its portfolio securities); however, under current interpretations of the staff of the SEC, the Fund may not, at any given time, have on loan more than 33-1/3% of its total assets, except through the purchase of debt obligations or the use of repurchase agreements. Collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices.  Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest (repurchase agreements). A Fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides for an exception from the general prohibition.  Each of the Funds currently has the ability to engage in each of these investment activities, and with the adoption of the revised policy, intends to maintain the ability to continue to do so.

The Fund’s current policies regarding the making of loans differ in their wording, primarily as a function of historical market practices and regulatory interpretations in place at the inception date of each Fund.  However, these policies are substantively the same.  The purpose of this sub-Proposal is to conform each Fund’s policy regarding the making of loans to the current market standard, which will avoid confusion and provide for easier oversight and compliance.  The revised policy will not prevent the Fund from purchasing or investing in debt securities and loan obligations within its investment parameters, or enter into repurchase agreements.  While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Further, collateral received to secure loaned securities could lose value, impacting the Fund’s investment results.  Although the Funds currently have the ability to engage in securities lending, none of the Funds participate in a securities lending program at this time.

The Funds do not currently intend to change their lending activities in response to the modification of this policy.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2D

Proposal 2E:  To amend each Fund’s fundamental policy with respect to concentrating investments in a particular industry

The Board recommends that shareholders of each Fund vote to amend the Fund’s fundamental investment policy with respect to concentration of investments in a particular industry.

Applicable Fund	Current Fundamental Policy	Proposed New Fundamental Policy
All Funds other than Georgia Municipal Bond Fund, Government Securities Fund and Low Duration Bond Fund	The Fund may not invest more than 25% of its assets in securities of companies within a single industry.	Pursuant to each Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.

Georgia Municipal Bond Fund	Must invest at least 80% of its net assets in Georgia municipal obligations

Government Securities Fund and Low Duration Bond Fund	No stated policy

With respect to the Georgia Municipal Bond Fund, because the Fund’s name references Georgia municipal bonds, the Fund is required by the 1940 Act and the rules and regulations thereunder to invest at least 80% of its net assets in Georgia municipal bonds.

The 1940 Act does not define what constitutes “concentration” in an industry.  The SEC staff currently takes the position that a fund concentrates its investments if it invests more than 25% of its total assets in one or more issuers conducting their principal activities in the same industry or group of industries.  It is possible that the interpretations of what constitutes concentration may change in the future.  The applicable Funds’ current investment policy expresses the current interpretation, but does not allow for flexibility if the future interpretation changes.  Amending the policy in the manner proposed may afford the Funds added flexibility in the future to engage in certain investment activities and to respond to legal and regulatory changes without delay and without the expense of holding a shareholder meeting.

The Funds interpret their policy with respect to concentration in a particular industry, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Corporation. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, tax-exempt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2E

Proposal 2F:  To adopt a fundamental policy with respect to the issuance of senior securities

The Board recommends that shareholders of each Fund vote to adopt a fundamental investment policy with respect to the issuance of senior securities.

Applicable Fund	Current Fundamental Policy	Proposed New Fundamental Policy
All Funds	The Fund currently is subject to a non-fundamental policy that the Fund may not issue senior securities to the extent such issuance would violate	Pursuant to each Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and

applicable law.	regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: issue senior securities.

The 1940 Act currently generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. With certain exceptions, the 1940 Act prohibits the Funds from issuing senior securities. For example, each Fund may borrow from any bank if it maintains an asset coverage of at least 300% in the aggregate provided that, in the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays), reduce the amount of its borrowings to attain the 300% asset coverage.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2F

Proposal 2G:  To adopt a fundamental policy with respect to the purchase and sale of commodities and commodity contracts.

The Board recommends that shareholders of each Fund vote to adopt a fundamental investment policy with respect to the purchase and sale of commodities and commodity contracts.

Applicable Fund	Current Fundamental Policy	Proposed New Fundamental Policy
All Funds	None

Pursuant to each Fund’s fundamental investment policies, the Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: purchase or sell commodities or commodity contracts.

Subject to each Fund’s investment objectives and investment policies (as set forth in the Fund’s prospectuses and statement of additional information), each Fund interprets the proposed fundamental investment policy relating to the purchase and sale of commodities or commodities contracts to permit the Fund to purchase, sell or enter into futures contracts and options thereon, commodity-related swap agreements, foreign currency contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws, and other commodity-related derivative instruments.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2G

Proposal 2H:  To eliminate outdated fundamental policies not required by law (all Funds unless otherwise indicated)

The Board recommends that shareholders of each Fund vote to eliminate outdated fundamental policies not required by law.

The Funds’ existing fundamental investment policies and restrictions, including those recommended to be updated or eliminated, are detailed in Appendix A.  If a Fund’s shareholders approve sub-Proposal 2H, the elimination of such investment restrictions of the Fund will be effective as of the date the Fund’s registration statement is updated and reflects such changes to the Fund’s fundamental investment policies, which is anticipated to be early 2015.  If you want to vote to maintain one or more of these policies you may vote “AGAINST” this sub-Proposal 2H.  However, the Board of each Fund recommends that you vote “FOR” sub-Proposal 2H.

In making their recommendations to the shareholders of each Fund to eliminate these outdated policies, Sentinel and the Board note that the 1940 Act does not require funds to have a fundamental or non-fundamental investment policy that addresses the activities covered by these policies.  Sentinel and the Board believe that it is in the best interest of the Funds to remove unnecessary fundamental investment policies.  Certain of the Funds’ current fundamental investment policies are restatements of restrictions that are already included within the 1940 Act, and thus are applicable to the Fund regardless of whether it is stated as a fundamental investment policy.  Other current fundamental investment policies are more restrictive than current SEC staff interpretations or are not required.  As previously mentioned, many policies were adopted to satisfy state regulatory requirements that were preempted in 1996 by NSMIA and are no longer applicable.

The Funds are proposing to eliminate current fundamental policies relating to:

•                  purchasing securities on margin;

•                  investing in oil, gas or other mineral exploration or development programs or leases;

•                  investing in warrants;

•                  investing for the purposes of exercising control or management;

•                  purchasing or selling securities, other than Fund shares, from or to certain persons associated with the Fund;

•                  making short sales of securities (not applicable to the Total Return Bond Fund)

•                  investing more than 5% of assets in a single issuer (not applicable to the Georgia Municipal Bond Fund, the Government Securities Fund, the Low Duration Bond Fund and the Total Return Bond Fund);

•                  investing in illiquid securities;

•                  investing in restricted securities (not applicable to the Multi-Asset Income Fund, the Georgia Municipal Bond Fund, the Sustainable Core Opportunities Fund, the Sustainable Mid Cap Opportunities Fund and the Total Return Bond Fund); and

•                  diversification

More information about the reasons for the Board’s proposal to eliminate these policies, the risks, if any, in eliminating these policies, and the potential effects of removing the restrictions covered by these policies is discussed below.

Why Is The Board Recommending The Elimination of These Policies?

As noted above, the 1940 Act requires a fund to adopt fundamental policies with respect to specific types of activities.  Many of the Sentinel Funds, due to their history, have fundamental policies covering activities beyond those specified in the 1940 Act.  Many of these unnecessary policies were adopted to satisfy state regulatory requirements.  In 1996, Congress preempted the states from imposing such requirements.

By eliminating unnecessary fundamental policies, and reducing the total number of investment policies that can be changed only by a shareholder vote, the Board believes that the Funds will be able to avoid the costs and delays associated with a shareholder meeting if, in the future, the Board decides that shareholders would benefit from a change in tactics or strategies now governed by those policies.  Eliminating unnecessary fundamental policies also will allow the Funds to be managed in accordance with the then current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations, and allow the Funds to respond more quickly to regulatory and market changes.  Finally, eliminating unnecessary fundamental policies, which may vary among the Funds, is important to create uniform policies for all Sentinel Funds, resulting in easier oversight and simplified compliance monitoring.

What Are The Risks, If Any, In Eliminating the Restrictions?

The Board does not anticipate that eliminating these policies will result in any additional material risk to the Funds.  If this sub-Proposal 2H is approved, the Funds will continue to be subject to the limitations of the 1940 Act, and any rule, SEC staff interpretation and exemptive orders granted to it under the 1940 Act.  In addition, any material changes to the management of the Funds in the future will require consideration by the Board and disclosure in the relevant Fund’s prospectus or statement of additional information, as appropriate.

What Are The Effects Of Removing The Restrictions?

Except with respect to the fixed income and allocation funds (see discussion below), neither Sentinel nor the Board proposes or anticipates any material change in the management of the Funds as a result of the proposed removal of the fundamental investment policies referred to above.  The proposed removal of the current investment policies, however, may afford the Funds added flexibility in the future in pursuing their investment objectives and strategies and may avoid unnecessary confusion regarding permissible investments and activities of the Funds.  Any material changes to the management of the Funds in the future will require consideration by the Board and disclosure in the relevant Fund’s prospectus or statement of additional information, as appropriate.

Additional Information About Eliminating The Restriction On Purchasing Illiquid Securities

The 1940 Act does not require mutual funds to have a fundamental policy with respect to investments in securities that are illiquid.  Under the current fundamental policies, some of the Sentinel Funds currently have the ability to invest up to 15% of their assets in illiquid securities (which is consistent with current SEC interpretation), and some Funds have an absolute restriction on the purchase of illiquid securities.  According to current guidance from the staff of the SEC, a mutual fund, other than a money market fund, may not invest more than 15% of its net asset in illiquid securities.  For those Funds that are currently subject to an absolute restriction on investing in illiquid securities, removing the restriction would still subject the Funds to these limitations imposed by the SEC staff.  The Board believes there is no current rationale for maintaining separate, lower restrictions for some of the Funds.  Both Sentinel and the Board believe that it is appropriate and consistent with applicable SEC staff guidance to remove the separate prohibition on investments in illiquid securities currently in place for some Funds, and to remove, for all Funds, references in a Fund’s fundamental investment policy relating to investments in illiquid securities.

Additional Information About Eliminating The Policy Relating To Diversification

Under the 1940 Act, a diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.  Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Every Fund, other than the Georgia Municipal Bond Fund, is classified as a diversified fund.  Eliminating the specific language of what it means to be a diversified fund does not change any of the applicable Funds’ status as a diversified fund.  The applicable Funds are not proposing that they become non-diversified; eliminating a specific policy simply allows for flexibility for the Funds to respond to legal and regulatory changes regarding what is means to be a diversified fund under the 1940 Act and applicable SEC guidance.

The applicable Funds do not intend to change their investment policy regarding diversification in response to the modification of this policy.  No vote is being sought to reclassify any Fund’s diversification classification.

Balanced, Government Securities, Low Duration Bond and Multi-Asset Income Funds — Effect of eliminating restriction on short sales of securities.  Each of these Funds has a fundamental investment policy that prohibits it from making short sales of securities.  With the elimination of this restriction, these Funds anticipate making short sales of agency mortgage-backed securities (“MBS”), primarily as part of a TBA swap transaction.  MBS securities are generally traded on a “to-be-announced”, or TBA, basis.  In a TBA trade, the seller of the MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day.  Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value.  A TBA swap is a standard market transaction involving an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.  If a Fund were to sell an agency MBS that it did not own as part of a TBA swap, it would technically be making a short sale of a security, which is contrary to the Fund’s current fundamental investment policy.  Sales of TBA securities may be used by the Fund’s portfolio managers to more efficiently maneuver around the MBS market, hedge overall mortgage risk and adjust exposure to certain securities without having to restructure cash and duration profiles.  TBA sales are commonly engaged in by other government-focused funds.

By selling a TBA security that a Fund does not own, the Fund incurs certain risks associated with short sales.  For example, if a Fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them.  Also, the Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.  In such transactions, the Fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the Fund’s obligations are outstanding.

If shareholders approve this Proposal, the applicable Funds’ prospectus will be updated to reflect a change in the Funds’ investment strategies to participate in TBA swap transactions and make short sales of securities.  Neither Sentinel nor the Board believes that sales of TBA securities will materially increase the risks associated with investing in the Funds.

Low Duration Bond Fund — Effect of eliminating restriction on investments in restricted securities.  The Low Duration Bond Fund currently has a fundamental investment policy that prohibits investments in restricted securities.  Restricted securities are securities for which trading is limited to qualified institutional buyers (such as Rule 144A securities) or are subject to other legal or contractual restrictions on resale (such as certain bank loans).  Rule 144A securities are securities offered under Rule 144A of the Securities Act of 1933 (the “Securities Act”).  This rule permits qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act.  Bank loans that have significant contractual restrictions on resale may also be considered “restricted”.

Prior to January 2014, the Low Duration Bond Fund was managed as a short duration government fund, the Sentinel Short Maturity Government Fund.  As the Short Maturity Government Fund, a restriction on investments in restricted securities was appropriate and consistent with the Fund’s strategies.  When the Fund was repositioned as a low duration bond fund, with the ability to invest in a wide variety of fixed income instruments, this restriction, as a fundamental investment policy that could be changed only through a shareholder vote, was carried over.  As the Low Duration Bond, the Fund is now managed with a broader fixed income mandate and in a manner similar to the Adviser’s other fixed income products.  The Adviser invests in Rule 144A securities across most of its fixed income portfolios.  In addition, many short duration bond funds have the ability to invest in restricted securities, including those issued under Rule 144A.  If this sub-Proposal 2H is approved, it is anticipated that the Fund will invest in restricted securities, including Rule 144A securities.  Regardless of the Fund’s investments in restricted securities, the Fund will still be subject to, and will comply with, SEC guidance regarding investments in illiquid securities.

Neither Sentinel nor the Board believes investments in restricted securities, including Rule 144A securities, will materially increase the risks associated with investing in the Fund.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2H

Proposal 2I:  To change each Fund’s investment objective from a fundamental policy to a non-fundamental policy (All Funds other than the Total Return Bond Fund)

The Board recommends that shareholders of each applicable Fund vote to change the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy that can be changed by the Fund’s Board of Directors.

Applicable Fund	Current Fundamental Policy	Proposed New Policy
All Funds (other than the Total Return Bond Fund)	Each Fund’s investment objective is a fundamental policy that can only be changed by shareholders of the applicable Fund	Each Fund’s investment objective is a non-fundamental investment policy that can be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders

Each of Funds listed below currently has an investment objective that is deemed to be fundamental. A Fund with a fundamental investment objective may only change its investment objective upon the vote of a majority of the Fund’s outstanding shares, as such term is defined in the 1940 Act. The Board is seeking the flexibility to change the investment objective of each of these Funds without a shareholder vote in order to avoid the potential future cost of solicitation of Fund shareholders and to conform this policy to the other Funds’ policies and current industry practices.  As a non-fundamental investment objective, each Fund’s investment objective could be changed by the Corporation’s Board upon 30 days’ notice to the applicable Fund’s shareholders.  Each Fund’s current investment objective is stated below.

Fund	Investment Objective
Balanced Fund	The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value (see additional information below)

Common Stock Fund	The Funds seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole (see additional information below)

Georgia Municipal Bond Fund	The Funds seeks current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital

Government Securities Fund	The Fund seeks high current income while seeking to control risk (see additional information below)

International Equity Fund	The Funds seeks growth of capital

Low Duration Bond Fund	The Funds seeks high current income and limited fluctuations in principal value

Mid Cap Fund	The Funds seeks growth of capital

Multi-Asset Income Fund	The Funds seeks a high level of current income, with a secondary objective of long-term capital appreciation

Small Company Fund	The Funds seeks growth of capital

Sustainable Core Opportunities Fund	The Funds seeks long-term capital appreciation

Sustainable Mid Cap Opportunities Fund	The Funds seeks growth of capital

Sentinel has advised the Board that the proposed flexibility to permit the Board to change each Fund’s investment objective without a shareholder vote is not expected to affect the manner in which each Fund’s investment program is being conducted at this time (excepting changes that are being sought through other Proposals in this Proxy Statement), as reflected in each Fund’s current prospectus and statement of additional information.

If this sub-Proposal is approved with respect to a Fund, and if a change to the Fund’s investment objective is approved by the Board, the Board will be required to provide 30 days’ advance notice to shareholders before implementing the change.

In general, there are benefits to changing each of these Funds’ investment objectives from fundamental to non-fundamental.  Under the 1940 Act, each Fund’s investment objective is not required to be “fundamental.” A fundamental investment objective may be changed only by vote of the applicable Fund’s shareholders. Nevertheless, each of these Fund’s respective investment objective was initially established as fundamental in response to then-current regulatory and market practices.  The Adviser proposed, and the Board approved, the non-fundamental classification of the Funds’ investment objectives in order to provide the Adviser with enhanced investment management flexibility.  Such a non-fundamental classification of each Fund’s investment objective would allow changes to the Fund’s investment objective in the future to respond to changed market conditions or other circumstances in a timely manner without the need, expense and delay of calling a shareholder meeting. A non-fundamental investment objective may be changed at any time in the future by the Directors of the Corporation without approval by the Fund’s shareholders.

In making their recommendation to shareholders, after careful consideration, the Board determined that the change to the investment objective of each Fund from a fundamental policy to a non-fundamental policy that may be changed on 30 days’ notice to shareholders of the Balanced Fund, Common Stock Fund, Georgia Municipal Bond Fund, Government Securities Fund, Low Duration Bond Fund, Mid Cap Fund, Multi-Asset Income Fund, Small Company Fund, Sustainable Core Opportunities Fund and Sustainable Mid Cap Opportunities Fund, as applicable, is in the best interest of each of these Funds.  The Directors considered that the new policy permits the Corporation’s Board to change each Fund’s investment objective, if circumstances change in the future, without the expense of a shareholder vote.

Additional Information about the Investment Objectives of the Balanced, Common Stock and Government Securities Funds.

Balanced, Common Stock and Government Securities Funds — Effect of changing the investment objective from a fundamental investment policy to a non-fundamental investment policy.  If shareholders approve this Proposal 2I, the Board intends to change the investment objective of the Balanced Fund, the Common Stock Fund and the Government Securities Fund, as described below.  The Adviser believes, and the Board concurs, that changing the investment objective for each of these Funds is beneficial.

Under its existing investment objective, the Balanced Fund currently seeks “a combination of growth of capital and current income with relatively low fluctuations in value.”  The Board intends to change the investment objective of the Balanced Fund to reflect that the Fund seeks “capital appreciation and current income.”

Under its existing investment objective, the Common Stock Fund currently seeks “a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.”  The Board intends to change the investment objective of the Common Stock Fund to reflect that the Fund seeks “a combination of capital appreciation and income.”

Under its existing investment objective, the Government Securities Fund currently seeks “high current income while seeking to control risk.”  The Board intends to change the investment objective to reflect that the Fund seeks “a high level of current income consistent with the preservation of principal.”

The Adviser believes, and the Board agrees, that the proposed revised investment objectives for these three Funds provides more flexibility for the managers to seek attractive investment opportunities that may offer greater potential for improved performance, and more clarity to investors, with reduced potential for confusion.

THE BOARD OF EACH FUND RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2I

Proposal 3:  To approve an amendment to the advisory agreement between Sentinel Group Funds, Inc. and Sentinel Asset Management, Inc. as it relates to the Government Securities and Low Duration Bond Funds (Government Securities and Low Duration Bond Funds only)

Introduction

The Adviser

Sentinel Asset Management, Inc. (“Sentinel”, or the “Adviser”) provides general supervision of the Funds’ investments and, with its affiliates, certain administrative and related services.  The Adviser is headquartered at One National Life Drive, Montpelier, VT 05604.  Thomas H. Brownell is the President and Chief Executive Officer of the Adviser.  The Adviser is a Vermont corporation and a wholly owned subsidiary of NLV Financial Corporation, which is a wholly owned subsidiary of National Life Holding Co.  The Adviser is an affiliate of National Life Insurance Company (“National Life”).  National Life, National Life Holding Co., NLV Financial Corporation and Sentinel Asset Management, Inc. are all located at One National Life Drive, Montpelier, VT 05604.

The Current Advisory Agreement

Under the current advisory agreement, the Sentinel Government Securities and Sentinel Low Duration Bond Funds pay a fee to the Adviser on the aggregate average daily net assets of the Funds at the following annual rates:

0.55%	First $200 million
0.50%	Next $200 million
0.45%	Next $600 million
0.40%	Next $1 billion
0.35%	In excess of $2 billion

For purposes of determining the breakpoints, the assets of these two Funds are aggregated.

The Proposed Amendments to the Current Advisory Agreement

Under the proposed amendments, the Government Securities and Low Duration Bond Funds’ assets would be disaggregated for the purposes of determining the breakpoint for the advisory fee charged to each of these two Funds; each Fund’s assets would be considered independent of any other Fund’s assets for determining the advisory fee to be paid to the Adviser.  In addition, a new fee schedule, with new breakpoints and advisory fee rates applicable to each of these breakpoints, is being proposed.  See below for more information about the proposed amendment for the Government Securities and Low Duration Bond Funds.

The proposed amendments are expected to become effective the first business day after shareholder approval and would continue in effect unless and until the advisory agreements are terminated or amended. The advisory agreements may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice. The agreements will continue in force from year to year, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

Background

The Board has approved, and recommends that the shareholders of each of the Government Securities and Low Duration Bond Funds (each a “Fund” and together, the “Funds”) vote for the approval of, an amendment to the Investment Advisory Agreement between the Corporation, on behalf of and with respect to, each of the Funds and Sentinel (the “Revised Fee Structure”).  The Revised Fee Structure will have the effect of disaggregating the assets of the Funds for the purposes of determining the advisory fee rate applicable to each of the Funds.  In addition, the current advisory fee schedule will be replaced by a new advisory fee schedule that will apply to each Fund separately.  See “Description of Current Advisory Agreement and the Revised Fee Structure” below for more details on how the revised fee structure will impact the fee to be charged to each of these Funds under the Revised Fee Structure.

Members of the Board, including the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act who attended the October 9, 2014 in person meeting where this Proposal was considered, voted unanimously to approve the Revised Fee Structure and to recommend that shareholders of each of the Government Securities and Low Duration Bond Funds vote for this Proposal 3.  The factors considered by the Board in approving the Revised Fee Structure are described below under the heading “Evaluation by the Funds’ Board”.  The current Investment Advisory Agreement and a form of Revised Fee Structure amendment are attached as Appendix A.

Description of the Current Advisory Agreement and the Revised Fee Structure Amendment

Sentinel currently manages the Funds under an Investment Advisory Agreement Contract (the “Current Advisory Agreement”), amended and restated as of April 4, 2008, as further amended, which was last approved by shareholders of each of the Funds on November 30, 1992 and was most recently approved by the Board at its August 20, 2014 meeting.  For a discussion of the basis for the decision by the Board to approve the Current Advisory Agreement, see Appendix [xx].  Under the Current Advisory Agreement, Sentinel provides research, statistical, advisory and managerial services to the Fund in return for an advisory fee paid monthly.  The Government Securities and Low Duration Bond Funds currently compensate Sentinel under the Current Advisory Agreement at the following annual rates based on these Funds’ average daily net assets:

Government Securities and Low Duration Bond Funds (assets are aggregated when determining the breakpoint for the advisory fees for these two Funds):

0.55%	First $200 million

0.50%	Next $200 million
0.45%	Next $600 million
0.40%	Next $1 billion
0.35%	In excess of $2 billion

For the fiscal year ended November 30, 2013, Sentinel received advisory fees with respect to the Government Securities Fund of $3,603,263 (or 0.45% of the Fund’s average daily net assets), and $6,397,828 with respect to the Low Duration Bond Fund (or 0.45% of the Fund’s average daily net assets).

The Revised Fee Structure disaggregates the assets of these two Funds for purposes of determining the breakpoint for the advisory fee rate, and applies a new advisory fee schedule, with new breakpoints and new fee rates applicable to these breakpoints, to each of the Funds.  The breakpoints under the Revised Fee Structure are at higher asset levels than the current fee structure, but the rate applicable at each breakpoint is lower than under the current fee structure. See the chart below that summarizes the current advisory fee structure and the Revised Fee Structure.  Under the Revised Fee Structure, each of the Funds would be subject to the same, revised fee schedule, and the fee schedule would apply to each of these Funds separately:

Government Securities Fund and Low Duration Bond Fund

Current Advisory Fee	Revised Fee Structure

Current Advisory Fee Schedule —Breakpoints	Current Advisory Fee Schedule — Rates Applicable to Each Breakpoint (assets are aggregated)	Proposed Advisory Fee Schedule — Breakpoints	Proposed Advisory Fee Schedule — Rates Applicable to Each Breakpoint (assets are not aggregated)
First $200 million	0.55%	First $500 million	0.45%
Next $200 million	0.50%	Next $500 million	0.40%
Next $600 million	0.45%	Next $1 billion	0.35%
Next $1 billion	0.40%	Next $2 billion	0.30%
In excess of $2 billion	0.35%	In excess of $4 billion	0.25%

Based on November 30, 2014 asset levels of the two Funds, this proposal will lower the fee rate applicable to each of these Funds.  As of November 30, 2014, the effective advisory fee rate of each of the Government Securities and Low Duration Bond Funds is 0.47%.  Disaggregating the assets and applying the proposed new advisory fee schedule would lower the effective advisory fee on the Government Securities Fund to 0.45%, a decrease of 0.02%, and would decrease the effective advisory fee on the Low Duration Bond Fund to 0.43%, a decrease of 0.04%.

In connection with the proposed unbundling of the assets of the Government Securities and Low Duration Bond Funds for purposes of determining advisory fee breakpoints, and proposing a new fee schedule, Sentinel discussed with the Board the historical reasons for aggregating the assets of these two Funds for purposes of determining advisory fee breakpoints, and the recent changes to the Low Duration Bond Fund (formerly known as the Short Maturity Government Fund) that rendered these historical reasons inapplicable.  Sentinel also discussed recent additions to the fixed income investment team and additional investment resources made available to the investment professionals.  In addition, Sentinel reviewed the advisory fee schedules of the Funds peers, and believes the revised fee schedule will make the Funds more competitive, thus facilitating sales.

The current fee structure contemplates that shareholders will benefit from efficiencies enjoyed by the Adviser in managing these two fixed income funds.  Prior to January 2014, both Funds had the same lead portfolio manager and both Funds were managed with a government-focused strategy — the Low Duration Bond Fund was a short-term government fund, and the Government Securities Fund was a medium-term government fund.  The strategies used by the portfolio manager in managing each of these Funds was substantially similar.  In January 2014, the Low Duration Bond Fund (formerly known as the Short Maturity Government Fund) was repositioned from a government-only fund to a short-duration fixed income fund with the ability to invest in a wide variety of fixed income instruments, and Jason Doiron assumed lead manager responsibilities for the Fund.  In February 2014, David Brownlee, a portfolio manager with a government securities specialty, announced his retirement from the Adviser.  Peter Hassler, CFA, who joined the Adviser in 2012 as a structured products analyst, joined the portfolio management team on the Government Securities Fund.  The Revised Fee Structure recognizes that the strategy that the Adviser employs in managing the Low Duration Bond Fund differs from the strategy employed in managing the Government Securities Fund.  The Low Duration Bond Fund, with the ability to invest across multiple asset classes, requires greater portfolio management resources, both with respect to the variety of asset classes covered and with respect to asset allocation expertise.  The Government Securities Fund’s current portfolio management team has broader investment experience than it did in the past.  Both Funds take advantage of the additional quantitative resources that the Adviser has recently added to its team of investment professionals.  The Revised Fee Structure compensates the Adviser for these investment management services on a fund-by-fund basis.

The Board requested that the Adviser provide additional information on the financial impact of the advisory agreement amendments to both the Adviser and on fund expenses.

It is expected that the Revised Fee Structure will have no effect on the nature, extent or quality of services being provided to the Funds’ shareholders.  Shareholders will continue to receive the same level and quality of services that they have been receiving.

Comparative Fee and Expense Information

The following table shows the Funds’ annual expenses (1) based on actual expenses incurred during the Fund’s fiscal year ended November 30, 2013 and (2) on a pro forma basis as if the Revised Fee Structure had been effect during 2013:

Shareholder Fees and Expenses — Government Securities Fund:

Actual Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.20%	0.20%	0.17%
Total Annual Fund Operating Expenses	0.85%#	1.65%#	0.62%#

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $500,000 or more.

# Total Annual Fund Operating Expenses have been restated to reflect current fees. Because of this restatement, the Total Annual Fund Operating Expenses for each share class do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

Pro Forma Fees and Expenses — Assuming Revised Fee Structure

Shareholder Fees (fees paid directly from your investment)

	Class A		Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	1.00%	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fee	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	None
Other Expenses	0.20%	0.20%	0.17%
Total Annual Fund Operating Expenses	0.83%	1.63%	0.60%

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $500,000 or more.

Expenses

The following expense examples below provide a comparison of the Government Securities Fund’s expenses for the fiscal year ended November 30, 2013 to the pro forma expenses assuming the Revised Fee Structure had been in effect during this same period.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Actual with Current Advisory Fee

Class	1 Year	3 Years	5 Years	10 Years
Class A	$310	$490	$686	$1,250
Class C	268	520	897	1,955
Class I	63	199	346	774

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$168	$520	$897	$1,955

Pro Forma, Assuming Revised Fee Structure

Class	1 Year	3 Years	5 Years	10 Years
Class A	$308	$484	$675	$1,227
Class C	266	514	887	1,933
Class I	61	192	335	750

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class C	$166	$514	$887	$1,933

Shareholder Fees and Expenses — Low Duration Bond Fund:

Actual Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Class A		Class S	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	None	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class S		Class I
Management Fee	0.45%	0.45%		0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.50	%^	None
Other Expenses	0.21%	0.09%		0.27	%(1)
Total Annual Fund Operating Expenses	0.91%#	1.04	%#	0.72%

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

^ 12b-1 fees have been restated to reflect a reduction in the maximum fee from 0.75% to 0.50% for Class S shares effective January 31, 2014. Because of this restatement, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s most recent annual report.

(1) Other Expenses for the Class I share class are based on estimated amounts for the current fiscal year.

# Total Annual Fund Operating Expenses for the Class A and Class S share classes have been restated to reflect current fees. Because of this restatement, the Total Annual Fund Operating Expenses for these share classes do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

Pro Forma Fees and Expenses — Assuming Revised Fee Structure

Shareholder Fees (fees paid directly from your investment)

	Class A		Class S	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.00%		None	None
Maximum Deferred Sales Charge (Load)(as a percentage of purchase price or redemption proceeds, whichever is less)	None	*	None	None
Redemption Fees (as a percentage of amounts redeemed or exchanged within 30 days)	None		None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class S	Class I
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%^	None
Other Expenses	0.21%	0.09%	0.27%
Total Annual Fund Operating Expenses	0.86%	0.99%	0.67%

* You pay a deferred sales charge of 0.50% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

^ 12b-1 fees have been restated to reflect a reduction in the maximum fee from 0.75% to 0.50% for Class S shares effective January 31, 2014. Because of this restatement, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s most recent annual report.

Expenses

The following expense examples below provide a comparison of the Low Duration Bond Fund’s expenses for the fiscal year ended November 30, 2013 to the pro forma expenses assuming the Revised Fee Structure had been in effect during this same period.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Actual with Current Advisory Fee

Class	1 Year	3 Years	5 Years	10 Years
Class A	$192	$387	$599	$1,208
Class S	106	331	574	1,271
Class I	74	230	401	894

Pro Forma, Assuming Revised Fee Structure

Class	1 Year	3 Years	5 Years	10 Years
Class A	$187	$372	$572	$1,150
Class S	101	315	547	1,213
Class I	68	214	373	835

The following table reflects the advisory fee paid by each of the Funds to Sentinel under the Advisory Agreement for the fiscal year ended November 30, 2013, what the advisory fee paid would have been for the same period under the Revised Fee Structure, and any increase or decrease for this time period:

Fund	2013 Actual Advisory Fees Paid	2013 Pro Forma Advisory Fees	Difference as a Percentage of 2013 Actual Fees
Government Securities	$3,603,263	$3,639,199	+1.00%
Low Duration Bond	$6,397,828	$6,013,659	-6.00%

The Government Securities Fund would have paid slightly more in advisory fees under the Revised Fee Structure than it did under the actual fee structure in fiscal year 2013 due to the fact that the effective, or blended, advisory fee rate that applied during fiscal year 2013 was slightly less than the blended rate that would apply under the Revised Fee Structure as a result of the aggregation of assets with the Low Duration Bond Fund.  The current fee structure provides that, as assets under management for the two Funds reach specified levels on a combined basis, assets in excess of any specified level are subject to a lower fee.  This creates a “blended” advisory fee rate, or an “effective” fee rate, as different portions of the assets under management are subject to a different advisory fee rate.  During fiscal year 2013, the Government Securities Fund benefited from the larger asset base of the Low Duration Bond Fund.  Based on November 30, 2014 asset levels, the effective advisory fee for each Fund under the Revised Fee Structure would be lower than the effective advisory fee under the current fee structure.

Evaluation by the Funds’ Board

Board Consideration of the Revised Fee Structure

At an in-person meeting held on October 9, 2014, the Board, including each of the Independent Directors, unanimously approved the Revised Fee Structure and unanimously determined to recommend that shareholders approve the Revised Fee Structure.  The Board noted that Sentinel proposed the Revised Fee Structure in light of the fact that the two Funds have been managed as separate strategies since January 2014, when the Low Duration Bond Fund was repositioned as a short-duration fixed income fund with the ability to invest in a wide-variety of fixed income instruments.  In evaluating the Revised Fee Structure, the Board considered its fiduciary responsibilities with regard to the primary factors deemed to be relevant in determining whether to approve the Revised Fee Structure, including the following: (1) the nature, extent, and quality of the services provided by Sentinel to the two Funds, including Fund performance and the professional experience of the Funds’ investment management team and other Adviser personnel; (2) the representations that the current fee structure does not take into account the distinct strategies of each of the Funds, and does not compensate the Adviser for the range of services it provides with respect to fund management on a fund-by-fund basis; (3) the extent to which Sentinel realizes economies of scale as each Fund grows larger and shares those economies with each respective Fund and its shareholders; (4) other indirect benefits to the Adviser and its affiliates attributable to its relationship with the Funds; (5) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, and the fairness of the compensation payable to the Adviser under the Revised Fee Structure; and (6) the financial impact of the Revised Fee Structure on the Adviser.

The Board also considered that it recently had performed its annual review of the Current Advisory Agreement at its August 20, 2014 Board meeting under Section 15(c) of the 1940 Act (the “15c Process”), a process that began in June 2014 and was completed at the August Board meeting.  In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser.  In their deliberations, the Board did not identify any particular factor that was all-important or controlling.  Different Board members may have given different weight to different individual factors.

Nature, Extent and Quality of Services to be Provided.  In evaluating the nature, quality and extent of the services to be provided by Sentinel under the Revised Fee Structure, the Board considered, among other things, that there would not be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders.  The Board noted the recent promotion of Peter Hassler from analyst to co-manager of the Government Securities Fund, and considered the recent additions to the fixed income team, as well as plans to hire additional analysts and investment personnel.  In this regard, the Board noted that it is expected that Sentinel will continue to provide high quality advisory services under the Revised Fee Structure to each of the Funds, which include, but are not limited to investing the Funds’ assets consistent with each Fund’s investment objectives and investment policies and determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction.

The Board also considered that it had recently completed the 2014 15c Process, at which time it had determined that it was satisfied with the nature, extent and quality of services provided by the Adviser to the Funds.  In this regard, the Board noted, among other things, that it had considered the education and experience of each Fund’s management team and the recent hiring of analysts and other resources to support the Fund, the short- and long-term performance of the Funds over various time periods, the Adviser’s code of ethics and compliance policies and procedures, and the Adviser’s financial condition.  The Board also considered the recent repositioning of the Low Duration Bond Fund (formerly, the Short Maturity Government Fund), the fact that Jason Doiron assumed lead manager responsibilities for the Low Duration Bond Fund, and the fact that in February 2014, David Brownlee, a portfolio manager with a government securities specialty, announced his retirement from the Adviser.  Given the changes in the Funds that have occurred since January 2014, the Adviser believes it is more appropriate to unbundle the assets of the Funds when determining the advisory fee rate, and to consider each of these Funds on a stand-alone basis with respect to the provision of advisory services.  Based on its review of the materials provided and representations it received from Sentinel, the Board determined that if the Revised Fee Structure is adopted, Sentinel will continue to provide advisory services that are appropriate in scope and extent in light of the Fund’s investment objective and policies.

The Board receives performance data at least quarterly and discusses with the Adviser portfolio manager effectiveness.  At the August meetings, the Governance Committee and the Board considered the Funds’ year-to-date, and 1-, 3- and 5-years net returns as compared to peer group and category net return information provided by Lipper and also reviewed each Fund’s most recent quarterly performance.  At their October 2014 meeting, the Board received updated performance information for the Funds.  The Board noted the recent relative performance of the Government Securities and Low Duration Bond Funds, the recent positioning of the Low Duration Bond Fund, the recent retirement of one of the portfolio managers of the Funds and the promotion of a new portfolio manager for the Government Securities Fund.

Economies of Scale.  The Board reviewed the conclusions it reached at the August 20, 2014 meeting.  The Board considered whether there had been economies of scale with respect to the management of the Funds, and whether the Funds had appropriately benefited from any available economies of scale.  The Board noted that the Revised Fee Structure retains an advisory fee breakpoint schedule, and that as assets increase in each of the Funds, shareholders will benefit from economies of scale in the form of lower effective advisory fees.  They also considered the current level of assets of each Fund, and the likelihood of achieving increased assets given the Funds’ relative performance, portfolio management and, in the case of the Low Duration Bond Fund, the recent repositioning of the Fund.  After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each amendment to the advisory agreement, that the extent to which economies of scale were shared with the Funds supported the Revised Fee Structure.

Comparative Fee and Expense Data.  With respect to the Government Securities Fund, the Board reviewed the aggregated comparative fee and expenses data provided by Lipper during the course of the 15c Process, and also considered additional comparisons provided by the Adviser with respect to both the Lipper General US Government Bond and Morningstar Intermediate Government peer categories.   Both Lipper and Morningstar are independent organizations that, among other things, compile and publish comparative mutual fund fee data.  In this regard, the Board noted that the Fund’s blended annual contractual advisory fee of 0.47% (based on August 31, 2014 assets) is higher than the Lipper category average of 0.41%, and the Morningstar category average of 0.40%.  In addition, the Fund’s current advisory fee falls within the third quartile relative to both its Lipper and Morningstar peer groups.  The Board noted that if the Revised Fee Structure is approved, the Government Securities Fund’s new contractual advisory fee would drop to 0.45% (based on August 31, 2014 assets).  The Board also noted that the Fund’s total expenses were still below the average and median total expenses reported for its Lipper and Morningstar peer groups.

With respect to the Low Duration Bond Fund, the Board reviewed the aggregated comparative fee and expenses data provided by Lipper during the course of the 15c Process, and also considered additional comparisons provided by the Adviser with respect to both the Lipper Short Investment Grade and Morningstar Short-Term Bond peer categories.   In this regard, the Board noted that the Fund’s blended annual contractual advisory fee of 0.47% is higher than the Lipper category average of 0.38%, and the Morningstar category average of 0.39%.  In addition, the Fund’s current advisory fee falls within the fourth quartile relative to its Lipper peer group, and would fall within the third quartile relative to its Morningstar peer group.  The Board noted that if the Revised Fee Structure is approved, based on August 31, 2014 assets, the Fund’s adjusted annual contractual advisory fee of 0.43% would be slightly above the industry average of 0.39%.  The Board also noted that the Fund’s total expenses, based on August 31, 2014 assets, were competitive with the average and median total expenses reported for its Lipper and Morningstar peer groups.

While recognizing that it is difficult to compare investment advisory fees since investment advisory services provided may vary from one investment adviser to another and for other reasons, the Board concluded that the Revised Fee Structure would enable the Adviser to continue to manage each Fund and provide quality services to shareholders at a competitive price.

Cost of Advisory Services and Profitability.  As part of its 15c Process, the Board reviewed information prepared by Sentinel regarding the profitability to the Adviser of its advisory relationship with the Funds as well as the overall profitability to the Adviser and its affiliates.  The Independent Directors also reviewed with the Adviser the methodology it used to allocate expenses for purposes of such profitability analysis.  At the October 9, 2014 meeting, the Board also considered the financial impact to the Adviser of the Revised Fee Structure, noting that the Revised Fee Structure would reduce the advisory fee revenue to the Adviser from these two Funds.

After deliberations by the Independent Directors without the presence of employees of the Adviser or its affiliates, all of the Directors present, which constituted a majority of the Board, including a majority of the Independent Directors, approved the Revised Fee Structure, subject to shareholder approval, concluding that the advisory fee schedule with respect to each of the Government Securities and Low Duration Bond Funds as proposed by the Revised Fee Structure was reasonable in relation to the services to be provided to each of these Funds and that the Revised Fee Structure was in the best interests of each Fund and its shareholders.  During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSAL 3

What is the required vote?

Approval of the Revised Fee Structure requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities.  Only shareholders of the Government Securities Fund and the Low Duration Bond Fund will vote on Proposal 3, and only as it relates to the amendment to the advisory fee schedule applicable to that particular Fund.  All shareholders of all classes of the Government Securities Fund will vote together as a single class on the Proposal as it relates to that Fund.  All shareholders of all classes of the Low Duration Bond Fund will vote together as a single class on the Proposal as it relates to that Fund.

What happens if shareholders do not approve Proposal 3?

If shareholders of the Government Securities Fund do not approve the Revised Fee Structure, the current fee structure will remain in place for that Fund; if shareholders of the Low Duration Bond Fund do not approve the Revised Fee Structure, the current fee structure will remain in place for that Fund.

Please note that, if a Fund’s shareholders approve Proposal 3, the Revised Fee Structure will take effect regardless of whether the Fund’s shareholders approve any of the other Proposals.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting.  If any other matters properly come before the Meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

ADDITIONAL INFORMATION

Shareholder Proposals

The Corporation is generally not required to hold annual meetings of shareholders and each Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, each Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of personnel time.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Corporation (if any) should send their written proposals to the Secretary of the Corporation at One National Life Drive, Montpelier, Vermont 05604. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Corporation’s proxy statement must notify the Secretary of the Corporation in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Communications with the Board

Shareholders may send written communications to the Board of Directors or to an individual Director by mailing such correspondence to the Director or Directors at One National Life Drive, Montpelier, VT 05604.  Such communications must be signed by the shareholder and identify the Fund, class and number of shares held by the shareholder.  Properly submitted shareholder communications will be forwarded to the entire Board or to the individual Trustee, as applicable. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must continue to meet all the requirements of Rule 14a-8. See “Additional Information — Shareholder Proposals” above.  Shareholders may also send confidential communications to the Funds’ Chief Compliance Officer at www.sentinelfunds.com.

Voting Information

Each shareholder of record of a Fund is entitled to vote on the Proposals affecting their Fund, and is entitled to one vote for each dollar of net asset value per share held in the applicable Fund, with fractional dollar amounts entitled to a proportional fractional vote.  Any shareholder giving a proxy has the power to revoke it by executing a proxy bearing a later date or by attending and voting at the meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

Shareholders on the record date are entitled to one vote for each dollar of net asset value per share for each share held with fractional dollar amounts entitled to a proportional fractional vote.  One-third of all votes entitled to be cast for each Proposal, present in person or by proxy, constitutes a quorum for purposes of that Proposal.  In determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present, but which have not been voted.

Voting Requirement

Passage of Proposal 1 requires a plurality of the total votes validly cast in person or by proxy at the Meeting.  The votes of each Fund will be counted together with respect to the election of the Directors.  This means the four Nominees with the most votes will be elected.  Therefore, assuming a quorum is present, we anticipate that all Nominees will be elected.

Passage of Proposals 2 (including each sub-Proposal) and 3 requires the affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act) for the Proposal, or sub-Proposal, to pass with respect to that Fund, which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Adjournment

In the event that a quorum to transact business is not present, the vote required to approve any Proposal is not obtained at the Meeting, or such other reason as determined by the Chairman of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.  An adjournment may be proposed on a per Proposal and/or per Fund basis.  An adjournment may to any date not more than 120 days after the Record Date for the Meeting.  If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Any business that might have been transacted at the Meeting originally called may be transacted at any such reconvened session(s) of the Meeting at which a quorum is present.  By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meeting.  Therefore, whether you instruct a vote for or against a Proposal or instruct the proxy to abstain from voting on a Proposal, those persons will be authorized and are expected to vote in favor of an adjournment if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meeting, shares represented by proxy over which broker-dealers have discretionary voting power, shares represented by proxy that represent “broker nonvotes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter), and shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  Accordingly, abstentions and broker nonvotes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast.  Abstentions and broker non-votes will effectively be a vote “against” Proposals 2 and 3, including each sub-Proposal, for which the required vote is a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act) for the Proposal to pass with respect to that Fund, which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment. Accordingly, shareholders are urged to forward their voting instructions promptly.

Holders of record of the shares of each Fund at the close of business on [record date], as to any matter on which they are entitled to vote, will be entitled to vote on all business at the Meeting with respect to the Fund.  As of December 22, 2014, the following numbers of shares of each Fund were outstanding:

Record Date and Shares Outstanding

The close of business on the New York Stock Exchange (“NYSE”) on December 22, 2014 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement of the Meeting. Shareholders of each Fund on the Record Date are entitled to one vote for each dollar of net asset value per share of such class for each share held.  On the Record Date, each Fund had the following shares outstanding:

Corporation/Fund	Shares Outstanding	Number of Votes
Sentinel Group Funds, Inc.

Balanced
Common Stock
Georgia Municipal Bond
Government Securities
International Equity
Low Duration Bond
Mid Cap
Multi-Asset Income
Small Company
Sustainable Core Opportunities
Sustainable Mid Cap Opportunities
Total Return Bond

Share Ownership

The following table sets forth information regarding the beneficial ownership of each Fund’s outstanding shares as of the Record Date by persons who are known by the Corporation to beneficially own more than 5% of a Fund’s outstanding shares.  The Directors and executive officers of the Corporation as a group owned less than 1% of outstanding shares of each Fund.  Information about Directors’ ownership in the Funds is found above, under Proposal 1. No Director or Nominee for election to the Board owned more than 1% of the outstanding shares of any Fund.

No person is known by the Corporation to beneficially own more than 5% of a Fund’s outstanding shares, except as set forth below.

Fund/Shareholder	Shares Held	% of Outstanding Shares
Balanced

Common Stock

Georgia Municipal Bond

Government Securities

International Equity

Low Duration Bond

Mid Cap

Multi-Asset Income

Small Company

Sustainable Core Opportunities

Sustainable Mid Cap Opportunities

Total Return Bond

Householding

One copy of prospectuses, proxy statements, shareholder reports, notice of internet availability and other fund materials may be delivered to multiple shareholders at the same address unless you request otherwise.  You may request that we do not household fund materials and/or obtain additional copies of fund materials by calling 1-800-282-3863 or writing to Sentinel Funds, One National Life Drive, Montpelier, VT 05604.

COST AND METHOD OF PROXY SOLICITATION

The Corporation will pay the cost of preparing, printing, and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, internet, telephone, or other means.  The solicitation of proxies will be largely by mail, but may include telephonic, electronic, or oral communication by Officers and service providers of the Corporation, who will not be paid for these services, and/or by [      ], a professional proxy solicitor retained by the Corporation for an estimated fee of $[       ], plus out-of-pocket expenses.  Banks, brokerage houses, nominees, and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Corporation may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

SERVICE PROVIDERS

Investment Manager

Sentinel Asset Management, Inc. (“Sentinel”, or the “Adviser”), a Vermont corporation, is the investment manager to the Funds.  Sentinel Asset Management, Inc. is located at One National Life Drive, Montpelier, Vermont  05604.  Sentinel has the authority to manage the Funds in accordance with the investment objectives, policies, and restrictions of the Funds and subject to general supervision of the Board. It also provides the Funds with ongoing management supervision, administration, and policy direction.

Principal Underwriter

Sentinel Financial Services Company, an affiliate of the Adviser, distributes the shares of the Funds and is located at One National Life Drive, Montpelier, Vermont  05604.

Custodian and Transfer Agent

State Street Bank and Trust Company located at 800 Boylston Street Boston, Massachusetts 02116, its global custody network act as custodian of all cash and securities of the Funds and receives and disburses cash and securities for the account of the Funds.  Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422 (800-621-3979), acts as transfer agent for the Funds.

Administrator

Sentinel Administrative Services, Inc. located at One National Life Drive Montpelier, VT 05604 is the administrator for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered accounting firm for each Fund.  PwC has informed the Funds that it has no material direct or indirect financial interest in the Funds.

The following table sets forth the aggregate fees paid to PwC for the Funds’ two most recently completed fiscal years for professional services rendered for: (i) the audit of the Funds’ annual financial statements included in the Trust’s reports to shareholders; (ii) all other audit-related services provided to the Funds; and (iii) all other non-audit services provided to the Funds, the Adviser and entities controlling, controlled by or under common control with the Adviser that provide services to the Funds. For the Funds’ most recent fiscal year, PwC did not render any professional services for financial information systems design and implementation services to the Funds, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Funds.

The Audit Committee has determined that the provision of audit-related services and the provision of non-audit services are compatible with maintaining the independence of PwC.

One or more representatives of PwC are expected to be available at the Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from shareholders.

AUDIT FEES		AUDIT- RELATED FEES		TAX FEES		ALL OTHER FEES		TOTAL
Fiscal Year Ended 11/30/13	Fiscal Year Ended 11/30/12	Fiscal Year Ended 11/30/13	Fiscal Year Ended 11/30/12	Fiscal Year Ended 11/30/13	Fiscal Year Ended 11/30/12	Fiscal Year Ended 11/30/13	Fiscal Year Ended 11/30/12	Fiscal Year Ended 11/30/13	Fiscal Year Ended 11/30/12
$333,672	$338,125	$68,850	$81,750	$78,205	$72,100	N/A	N/A	$481,272	$491,975

FINANCIAL STATEMENTS

Audited financial statements for the Corporation appear in its Annual Report.

If you would like a copy of the most recent Annual Report or Semi-Annual Report free of charge, visit the Funds’ web site at www.sentinelinvestments.com, call [   ] or write the Funds at

[Date]

By Order of the Board of Directors,

Lisa F. Muller

Secretary

Montpelier, VT

             , 2014

Exhibit A-Form of Amendments

AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

Agreement made as of this first day of March, 1993, as amended and restated as of April 4, 2008, by and between Sentinel Group Funds, Inc., a Maryland corporation and a registered series investment company under the Investment Company Act of 1940 (“Funds”), and Sentinel Asset Management, Inc. (as successor to Sentinel Advisors Company, a Vermont general partnership), a Vermont corporation and a registered investment adviser under the Investment Advisers Act of 1940 (“Advisor”).

WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable considerations, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.             Management of Securities Portfolios

Advisor agrees to act as investment adviser to Funds with respect to the investment of its assets and in general to supervise the investments of several portfolios of Funds, subject at all times to the direction and control of the Board of Directors of Funds, all as more fully set forth herein. In connection therewith, Advisor shall regularly provide investment advice to Funds, and shall, subject to the succeeding provisions of this section, continuously supervise the investment and reinvestment of cash, securities or other property comprising the assets of the several investment portfolios of Funds, and Advisor shall accordingly:

(a)           obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic or foreign, affecting the economy generally, the several portfolios of Funds, the individual companies whose securities are included in Funds’ portfolios, the industries in which they engage, and securities which Advisor considers may be suitable for inclusion in any of Funds’ portfolios, and regularly report thereon to the Board of Directors of Funds; and

(b)           provide continuously an investment program for each portfolio of Funds consistent, in its opinion, with the investment policy and objectives for which such portfolio is designed; and

(c)           determine what securities shall be purchased or sold by Funds, and regularly report thereon to the Board of Directors of Funds; and

(d)           take, on behalf of Funds, all actions which appear to Advisor necessary to carry into effect such investment programs and supervisory functions as aforesaid including the placing of purchase and sale orders.

Any investment program provided by Advisor under this section, or any supervisory functions taken hereunder by it shall at all times conform to, and be in accordance with, any requirements imposed by: the provisions of the Investment Company Act of 1940 (the” 1940 Act”), and any rules or regulations in force thereunder, any other applicable provision of law, the provisions of the Articles of Incorporation of Funds as amended from time to time, the provisions of the By-Laws of Funds as amended from time to time, resolutions as adopted and/or amended from time to time by the Board of Directors of Funds, and the terms of the registration statements of Funds, as amended from time to time, under the Securities Act of 1933 and the 1940 Act.

In furtherance of these duties, Advisor will make its principal executive officers available as principal executive officers of Funds at no expense to Funds.

2.             Funds to Bear Other Expenses

It is understood and agreed that Funds, in addition to the advisory fee paid to Advisors set forth in Article 3 below, will bear and pay for its expenses of operation including its (i) rent and office equipment, if any; (ii) salaries and employee benefits including applicable employment and payroll taxes, of its own administrative and executive personnel who are not affiliated with Advisor, if any; (iii) brokerage commissions and other costs in connection with the purchase or sale of securities; (iv) all taxes and corporate fees payable by Funds to federal, state or other governmental agencies; (v) fees and costs of its transfer agent, fund accounting and financial administration service provider, custodian, registrar, independent legal counsel and auditors; (vi) expenses of printing and mailing stock certificates, dividends, reports, notices and proxy materials to its shareholders; (vii) fees and expenses incident to the registration and maintenance of registration under the Securities Act of 1933 of shares of Funds for public sale (other than costs of printing prospectuses for prospective new shareholders) and the qualification of its shares for offering and sale under state or other securities laws; (viii) fees and expenses imposed on Funds under the 1940 Act; (ix) insurance premiums for fidelity bonds and other coverage to its operations; (x) all expenses incident to holding of meetings of its shareholders; (xi) fees and expenses of directors who are not affiliated with Advisor; (xii) its pro rata share of fees and dues of the Investment Company Institute; and(xiii) such non-recurring expenses as may arise, including actions, suits or proceedings, affecting Funds and the legal obligation which Funds may have to indemnify its officers and directors with respect thereto.

3.             Compensation of Advisors

As compensation in full for services rendered under this Agreement, Funds will pay to Advisor a monthly fee determined as follows:

Fund	Fee

Balanced

0.55% per annum on the first $200 million of its average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets; and 0.35% per annum on such assets over $2 billion

Capital Growth Common Stock International Equity Mid Cap Growth Small Company Small/Mid Cap Fund Sustainable Core Opportunities Sustainable Emerging Companies

0.70% per annum on the first $500 million of each Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion

Georgia Municipal Bond	0.45% per annum on the first $1 billion of the Fund’s average daily net assets; 0.40% per annum on the next $1 billion of such assets; and 0.35% on such assets in excess of $ 2 billion

Government Securities(1) Short Maturity Government(1)

0.55% per annum on the first $200 million of the Funds’ average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets; and 0.35% on such assets in excess of $ 2 billion

Growth Leaders

0.90% per annum on the first $500 million of the Fund’s average daily net assets; 0.85% per annum on the next $300 million of such assets; 0.80% per annum on the next $200 million of such assets; 0.70% per annum on the next $1 billion of such assets; and 0.60% of such assets over $2 billion

Fund	Fee

Mid Cap Value

0.75% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion

U.S. Treasury Money Market	0.40% per annum on the first $300 million of the Fund’s average daily net assets; and 0.35% per annum on such assets in excess of $300 million

(1)When determining the breakpoint for the advisory fee for the Government Securities Fund, its assets are aggregated with the Short Maturity Government Fund.   In determining the breakpoint for the advisory fee for the Short Maturity Government Fund, its assets are aggregated with the Government Securities Fund.

The amounts payable to Advisor shall be based upon the value of the net assets as of the close of business each day.  Such amounts shall be paid monthly.

4.             Guarantee of Expense Limitation

If, for any fiscal year of Funds, expenses (including management fee and costs incident to its regular and executive personnel, but excluding interest, taxes, brokerage fees and, where permitted, extraordinary expense) borne by Funds exceed expense limitations applicable to each class of shares of Funds which are imposed by state securities regulators as such limitations may be lowered or raised from time to time, Advisor guarantees that it will reimburse Funds for any excess. The portion of any such reduction to be borne by Advisor shall be deducted from the monthly investment advisory fee otherwise payable to Advisor and, if such amount should exceed such monthly investment advisory fees, Advisor agrees to repay to Fund annually before publication of Funds’ annual report to shareholders such sum as may be required to make up the deficiency. For the purpose of this article, the term “fiscal year” shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Investment Advisory Agreement.

5.             Placing of Purchase and Sale Orders

Advisor shall not deal as principal with Funds in the purchase and sale of portfolio securities nor shall it receive any commissions or other remuneration on the purchase or sale of portfolio securities by Funds.

Advisor is authorized and directed to place the orders for the purchase and sale of portfolio securities by Funds and to supervise the executions thereof. With respect to such transactions, whether through a broker as agent or with a dealer as principal, Advisor’s primary objective is to both obtain the best price and execution of each transaction. Such orders may be placed with qualified brokers and/or dealers who also provide investment information or other services to Funds. Management shall report to the Directors of Funds at least quarterly on said allocations of order and on the brokerage commissions and/or dealer concessions involved, indicating to whom such allocations are made and the basis thereof.

6.             Nonexclusivity

Advisor’s services to Funds hereunder are not to be deemed exclusive and Advisor shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

7.             National Life Services

National Life Insurance Company and its subsidiaries may furnish to Advisor, in order to better enable it to fulfill its obligations hereunder, office space, personnel and other services as are requested by Advisor, in all cases for a reasonable charge. Advisor will present the details of any such arrangements to the Board of Directors of Funds.

8.             Affiliations of Advisor

It is understood that the directors and officers of Funds may be directors or officers of Advisor or an entity under common control, including National Life Insurance Company, or any affiliate, or otherwise be interested in Advisor, and that the existence of such dual interest shall not affect the validity of this Agreement or any transactions hereunder.

9.             Liability of Advisor

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of Advisor, it shall not be subject to liability to Funds or to any stockholder of Funds for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

10.          Duration of this Agreement

This Agreement shall become effective upon the date set forth above and shall continue in force and effect, unless terminated as hereinafter provided, until November 30, 1993, and from year to year thereafter, provided such continuance is specifically approved at least annually by the Board of Directors of Funds, including specific approval (i) by a majority of the Directors who are not interested persons of a party to this Agreement (other than as Directors of Funds) by votes cast in person at a meeting specifically called for such purpose (Director vote) or (ii) as to each class of the issued and outstanding voting securities (as defined in Section 2 (a) (42) of the 1940 Act) of Funds by a vote of a majority of such class and a Director vote.

11.          Termination

This Agreement may be terminated by Advisor at any time without penalty upon giving Funds sixty (60) days’ written notice (which notice may be waived by Funds) and may be terminated by Funds, in its entirety or as to a specific series of Funds, at any time without penalty upon giving Advisors sixty (60) days’ written notice (which notice may be waived by Advisor), provided that such termination by Funds shall be approved by the vote of a majority of the Board of Directors of Funds in office at the time or by the vote of a majority of the outstanding voting securities of Funds, if such termination relates to the investment advisory arrangements for all series of Funds, or by the vote of a majority of the outstanding voting securities of a specific series of Funds, if such termination relates to that series only. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers as of this 4th day of April, 2008.

SENTINEL GROUP FUNDS, INC.	SENTINEL ASSET MANAGEMENT, INC.

Christian W. Thwaites	Christian W. Thwaites
President & Chief Executive Officer	President & Chief Executive Officer

Form of

Amendment to Investment Advisory Agreement

This amendment (this “Amendment”) is made as of [DATE] by and between Sentinel Group Funds, Inc. (the “Corporation”) and Sentinel Asset Management, Inc. (the “Advisor”) and amends the Investment Advisory Agreement by and between the Corporation and the Advisor (as successor to Sentinel Advisors Company) dated March 1, 1993, as amended and restated as of April 4, 2008, as further amended as of September 30, 2013 (the “Agreement”).

WHEREAS, the Corporation and the Advisor have agreed to amend Paragraph 3 of the Agreement (“Compensation of Advisor”) as it relates to the Government Securities Fund and the Low Duration Bond Fund, each a series of the Corporation (each, a “Fund”), for purposes of: (i) disaggregating the assets of the two Funds for purposes of determining the advisory fee payable by each such Fund under this Agreement; and (ii) to provide for a new advisory fee schedule, including breakpoints, applicable to each such Fund.

WHEREAS, the Board of Directors of the Corporation, including the Independent Directors, have approved the modifications to the advisory fee schedule as reflected in this Amendment.

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto hereby agree as follows:

1.                                      Amendment to Paragraph 3:  Paragraph 3 of the Agreement as it relates to the Government Securities Fund and the Low Duration Bond Fund is hereby modified in its entirety as reflected on Exhibit A hereto.

2.                                      Remaining Provisions.  Except as amended hereby, the Agreement shall remain unchanged and continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement effective as of the date first set forth above.

SENTINEL GROUP FUNDS, INC.	SENTINEL ASSET MANAGEMENT, INC.

Thomas H. Brownell	Thomas H. Brownell
President & Chief Executive Officer	President & Chief Executive Officer

Appendix A

Sentinel Group Funds, Inc.

All Fund Proxy Proposals Related to Investment Policies

Current Fundamental Policies and Proposed Changes — Common to All Funds (Does Not Include Unconstrained Bond Fund)

Funds	Current Policy	Proposed Policy	Additional Proposal
All Funds (proposal 2A)

The Fund may not borrow except from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities

The Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: borrow money

Create a new non-fundamental policy that provides each Fund may not borrow except from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities

All Funds (proposal 2B)

The Fund may not deal in real estate, except that the Fund may, to the extent permitted by applicable law and as disclosed in the prospectus and statement of additional information, invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein

The Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments

All Funds (proposal 2C)

The Fund may not underwrite securities of other issuers except insofar as the Funds technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities

The Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting

All Funds (proposal 2D)

The Fund may not make loans of cash to other persons; this limitation does not affect the ability of the Fund to enter into repurchase agreement or to acquire debt obligation, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments

The Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: make loans [;provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligation, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments]

All Funds (proposal 2E)	The Fund may not invest more than 25% of its assets in securities of companies within a single industry

The Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: concentrate its investments in a particular industry or group of industries, as the term “concentrate” is used in the 1940 Act

All Funds (proposal 2F)	The Fund is currently subject to a non-fundamental policy that the Fund may not issue senior securities to the extent such issuance would violate applicable law

The Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: issue senior securities.

All Funds (proposal 2G)	No policy exists regarding commodities

The Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction: purchase or sell commodities or commodity contracts

All Funds (proposal 2H)	The Fund may not purchase securities on margin	Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter

All Funds (proposal 2H)	The Fund may not invest in oil, gas or other mineral exploration or development programs or leases	Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter

All Funds (proposal 2H)

The Fund may not invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the NYSE Amex

Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter

All Funds (proposal 2H)	The Fund may not invest for the purposes of exercising control or management	Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter

All Funds (proposal 2H)

The Fund may not purchase from or sell to any officer, director or employee of the Company, the Adviser, SFSC or a subadviser (or any of their officers or directors) any securities other than Fund shares

Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter

All Funds (other than the Total Return Bond Fund) (proposal 2H)	The Fund may not make short sales of securities	Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter (Total Return Bond Fund currently has the ability to make short sales of securities)

All Funds other than Georgia Municipal Bond Fund, Low Duration Bond Fund, Total Return Bond Fund (proposal 2H)

The Fund may not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities

Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter (Funds exempted are not subject to restriction)

Balanced Fund, Common Stock Fund, Government Securities Fund, International Equity Fund, Low Duration Bond Fund, Mid Cap Fund, Small Company Fund (proposal 2H)	The Fund may not invest in illiquid securities	Eliminate this policy; Funds are subject to current SEC rules that limit illiquid securities to up to 15% of assets (Funds not listed are not subject to restriction)	Clarify that all Funds are subject to SEC guidance on investments in illiquid securities

Balanced Fund Only (proposal 2H)	The Fund may not invest in restricted securities (except 144A securities that are deemed liquid)	Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter

Common Stock Fund, Government Securities Fund, International Equity Fund, Low Duration Bond Fund, Mid Cap Fund, Small Company Fund (proposal 2H)	The Fund may not invest in restricted securities	Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter (Funds not listed are not subject to restriction)

All Funds other than the Georgia Municipal Bond Fund (proposal 2H)

The Fund may not with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer

		Eliminate this policy; the 1940 Act does not require the Fund to have a policy that addresses this matter	Clarify that no Fund is proposing to change its classification as a diversified fund

Expected Changes to the Investment Objectives assuming Shareholder Approval of Proposal

	Current Investment Objective	Proposal	Proposed Investment Objective Change Assuming Shareholder Approval of Proposal
Balanced Fund (proposal 2I)	The Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	The Fund seeks capital appreciation and current income

Common Stock Fund (proposal 2I)	The Funds seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	The Fund seeks capital appreciation and income

Georgia Municipal Bond Fund (proposal 2I)	The Funds seeks current income exempt from both federal and Georgia state income taxes, consistent with preservation of capital	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	No changes proposed

Government Securities Fund (proposal 2I)	The Fund seeks high current income while seeking to control risk	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	The Fund seeks a high level of current income consistent with the preservation of principal

International Equity Fund (proposal 2I)	The Funds seeks growth of capital	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	No changes proposed

Low Duration Bond Fund (proposal 2I)	The Funds seeks high current income and limited fluctuations in principal value	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	No changes proposed

Mid Cap Fund (proposal 2I)	The Funds seeks growth of capital	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	No changes proposed

Multi-Asset Income Fund (proposal 2I)	The Funds seeks a high level of current income, with a secondary objective of long-term capital appreciation	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	No changes proposed

Small Company Fund (proposal 2I)	The Funds seeks growth of capital	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	No changes proposed

Sustainable Core Opportunities Fund (proposal 2I)	The Funds seeks long-term capital appreciation	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	No changes proposed

Sustainable Mid Cap Opportunities Fund (proposal 2I)	The Funds seeks growth of capital	It is proposed that the Fund’s investment objective become a non-fundamental policy that may be changed by the Fund’s Board of Directors upon 30 days’ notice to shareholders	No changes proposed

Appendix B

Governance Committee Charter

Charter of the Governance, Contracts and Nominating Committee
of the Board of Directors

Sentinel Group Funds, Inc.

March 2013

1)                                     The Governance, Contracts and Nominating Committee (the “Committee”) of Sentinel Group Funds, Inc. (the “Funds”) shall be composed entirely of members of the Board of Directors of the Funds (the “Board”) who are independent.   For this purpose, “independent” means that members:

a)                               shall not accept, directly or indirectly, other than for service on the Board,  any consulting, advisory or other compensatory fee, from the Funds; and

b)                               shall not be “interested persons” of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) or any rules, regulations or other interpretations adopted in connection therewith.

2)                                     The purpose of the Committee is to: consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the committees thereof, including the compensation paid to Board members; coordinate the annual review process of the Funds’ Chief Compliance Officer (the “CCO”), including any changes in compensation paid to the CCO; and lead the Board in its annual contract review process under Section 15(c) (or its successor) of the Investment Company Act.  To carry out its purpose, the Committee shall have the following responsibilities:   :

a)                                     Governance matters

(i)                                     Review board governance practices and procedures and recommend any changes considered appropriate to the full Board;

(ii)                                  Review committee assignments on an annual basis and recommend any changes for approval by the Board;

(iii)                               Consider candidates for the positions of Chairman of the Board and Chair of any committee of the Board, each in consultation with the Lead Independent Director, and for the position of Lead Independent Director at least every three years, and recommend any changes for approval by the Board;

(iv)                              Review as necessary the responsibilities of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.  The Committee shall make recommendations for any such action to the Board;

(v)                                 Review director compensation and recommend any appropriate changes to the independent directors; and

(vi)                              Oversee the annual board self-assessment process undertaken by the directors.

b)                                     Nominations of Directors

(i)                                     Periodically review the size and composition of the Board to determine whether the Board is of an appropriate size and whether it may be appropriate to add individuals to supplement the current mix of  backgrounds,  skill sets, and business experiences represented on the Board;

(ii)                                  Consider nominations for director membership on the Board consistent with the independence and other applicable requirements of the Investment Company Act and other applicable laws.  When considering nominations, the Committee may consider referrals from a variety of sources, including but not limited to, the Committee itself, current Directors, management of the Funds, the Funds’ legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds’ communications to shareholders; and

(iii)                               In connection with the consideration of nominees, evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment advisers and other principal service providers.  Persons selected as independent director nominees must be independent in terms of both the letter and the spirit of the Investment Company Act.  In its evaluation of potential nominees, the Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, the specific financial, technical or other expertise possessed by the person and the person’s reputation for high ethical standards and personal and professional integrity.

c)                                      Chief Compliance Officer Compensation

The Committee will oversee the Board’s annual review of the CCO, and review and recommend any changes in CCO compensation to the Board, consistent with the Board’s responsibility to approve CCO compensation.

d)                                     Contract matters

Request and evaluate such information as may reasonably be necessary to evaluate the terms of the advisory agreements (including any subadvisory agreements), administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds on an annual basis and as needed throughout the year; provided, however, that this activity of the Committee is not intended to supplant the responsibility of the full Board.

3)                                     Other Powers and Responsibilities:

a)                                     The Committee shall meet at least once annually and shall hold other meetings at such times as the Committee believes appropriate.  Minutes will be prepared covering each meeting.  To insure that the Board is informed on a timely basis concerning the activities of the Committee, the Committee Chairperson will report to the Board at its next regularly scheduled meeting.  A copy of the Committee’s minutes will be included in the material regularly furnished to each Board.

b)                                     The Committee shall review and assess the adequacy of this Charter at least annually and, if warranted, recommend any modifications considered appropriate to the Board.

c)                                      The Committee shall evaluate at least once annually the performance of the Committee.

d)                                     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.  Expenditures to be incurred by the Committee anticipated to be in excess of $50,000 shall be forwarded to the Board for its pre-approval.

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Complete, sign and date your proxy card and return it promptly in the enclosed envelope.
If Voting by Mail
Remember to sign and date the form below.		Proxy Tabulator
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.		PO Box
Boston MA 02205-

Insert Bar Code here

Sentinel Group Funds, Inc., on behalf of its series

SPECIAL MEETING OF SHAREHOLDERS
[  ], 2014

This Proxy is solicited by the Board of Directors

The undersigned shareholder of Sentinel Group Funds, Inc.,  a Maryland corporation, hereby appoints              and       , and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Shareholders to be held at the offices of National Life Group, located at One National Life Drive, Montpelier, Vermont, on [ ], [  ], 2014 at 9:00 a.m. Eastern time, (the “Special Meeting”), and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Special Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present at the Special Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” each of the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” each Proposal, and to use their discretion to vote for any procedural matter relating to the Proposal as may properly come before the Special Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.  IF NO DIRECTION IS MADE, SUCH PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Please mark boxes /X/ or [X] in blue or black ink.

TO VOTE ALL PROPOSALS IN THE	FOR ☐	AGAINST ☐	ABSTAIN ☐
SAME MANNER, CHECK A BOX HERE

1.

Elect four Directors to the Board of Directors of the Corporation, each for an indefinite term and until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

		FOR ☐	AGAINST ☐	ABSTAIN☐

2.A	Update, standardize, and eliminate fundamental investment policies, including: Borrowing money	FOR ☐	AGAINST ☐	ABSTAIN☐

2.B	Update, standardize, and eliminate fundamental investment policies, including: Purchasing and selling real estate	FOR ☐	AGAINST ☐	ABSTAIN☐

2.C	Update, standardize, and eliminate fundamental investment policies, including: Underwriting securities of other issuers	FOR ☐	AGAINST ☐	ABSTAIN☐

2.D	Update, standardize, and eliminate fundamental investment policies, including: Making loans	FOR ☐	AGAINST ☐	ABSTAIN☐

2.E	Update, standardize, and eliminate fundamental investment policies, including: Concentrating investments in a single industry	FOR ☐	AGAINST ☐	ABSTAIN☐

2.F	Update, standardize, and eliminate fundamental investment policies, including: Issuing senior securities	FOR ☐	AGAINST ☐	ABSTAIN☐

2.G	Update, standardize, and eliminate fundamental investment policies, including: Purchasing and selling commodities or commodity contracts	FOR ☐	AGAINST ☐	ABSTAIN☐

2.H	Eliminating outdated fundamental investment policies not required by law	FOR ☐	AGAINST ☐	ABSTAIN☐

2.I	Changing investment objectives from fundamental investment policies to non-fundamental investment policies	FOR ☐	AGAINST ☐	ABSTAIN☐

3.           IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears hereon. When shares

are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

Signature

Co-Owner Signature, if held jointly

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

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Logo	PO BOX BOSTON MA 02205-	Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at
www.eproxy.com/sentinel. Follow the on-line
instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone
Please call us toll free at 1-888-292-5668, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail
Complete, sign and date your proxy card and return it promptly in the enclosed envelope.
If Voting by Mail
Remember to sign and date the form below.		Proxy Tabulator
Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.		PO Box
Boston MA 02205-

Insert Bar Code here

Sentinel Group Funds, Inc., on behalf of its series

Government Securities and Low Duration Bond Funds

SPECIAL MEETING OF SHAREHOLDERS
[  ], 2014

This Proxy is solicited by the Board of Directors

The undersigned shareholder of the Government Securities and Low Duration Bond Funds, each a series of the Sentinel Group Funds, Inc.,  a Maryland corporation, hereby appoints                                                                           and                              , and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Shareholders to be held at the offices of National Life Group, located at One National Life Drive, Montpelier, Vermont, on [ ], [  ], 2014 at 9:00 a.m. Eastern time, (the “Special Meeting”), and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Special Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present at the Special Meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” each of the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” each Proposal, and to use their discretion to vote for any procedural matter relating to the Proposal as may properly come before the Special Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.  IF NO DIRECTION IS MADE, SUCH PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Please mark boxes /X/ or [X] in blue or black ink.

TO VOTE ALL PROPOSALS IN THE	FOR ☐	AGAINST ☐	ABSTAIN ☐
SAME MANNER, CHECK A BOX HERE

1.

Elect four Directors to the Board of Directors of the Corporation, each for an indefinite term and until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

		FOR ☐	AGAINST ☐	ABSTAIN☐

2.(A)	Update, standardize, and eliminate fundamental investment policies, including: Borrowing money	FOR ☐	AGAINST ☐	ABSTAIN☐

2.(B)	Update, standardize, and eliminate fundamental investment policies, including: Purchasing and selling real estate	FOR ☐	AGAINST ☐	ABSTAIN☐

2.(C)	Update, standardize, and eliminate fundamental investment policies, including: Underwriting securities of other issuers	FOR ☐	AGAINST ☐	ABSTAIN☐

2.(D)	Update, standardize, and eliminate fundamental investment policies, including: Making loans	FOR ☐	AGAINST ☐	ABSTAIN☐

2.(E)	Update, standardize, and eliminate fundamental investment policies, including: Concentrating investments in a single industry	FOR ☐	AGAINST ☐	ABSTAIN☐

2.(F)	Update, standardize, and eliminate fundamental investment policies, including: Issuing senior securities	FOR ☐	AGAINST ☐	ABSTAIN☐

2.(G)	Update, standardize, and eliminate fundamental investment policies, including: Purchasing and selling commodities or commodity contracts	FOR ☐	AGAINST ☐	ABSTAIN☐

2.(H)	Eliminating outdated fundamental investment policies not required by law	FOR ☐	AGAINST ☐	ABSTAIN☐

2.(I)	Changing investment objectives from fundamental investment policies to non-fundamental investment policies	FOR ☐	AGAINST ☐	ABSTAIN☐

3.

Amend the advisory agreement between Sentinel Group Funds, Inc. and the Adviser to disaggregate the assets of the Government Securities and Low Duration Bond Funds for purposes of determining the advisory fee; and implement a new advisory fee

		FOR ☐	AGAINST ☐	ABSTAIN☐

schedule.

4.         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

Signature

Co-Owner Signature, if held jointly

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

3